UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-07156

Name of Fund: MuniYield Florida Insured Fund

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, MuniYield Florida Insured Fund, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/05

Date of reporting period: 11/01/04 - 10/31/05

Item 1 -    Report to Stockholders


MuniYield Florida Insured Fund
MuniYield New Jersey Insured Fund, Inc.
MuniYield Pennsylvania Insured Fund


Annual Reports
October 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


These reports, including the financial information herein, are transmitted to shareholders of MuniYield Florida Insured Fund, MuniYield New Jersey Insured Fund, Inc. and MuniYield Pennsylvania Insured Fund for their information. This is not a prospectus. Past performance results shown in these reports should not be considered a representation of future performance. The Funds have leveraged their Common Shares or Stock and intend to remain leveraged by issuing Preferred Shares or Stock to provide the Common Shareholders or Common Stock Shareholders with potentially higher rates of return. Leverage creates risks for Common Shareholders or Common Stock Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares or Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares or Stock may affect the yield to Common Shareholders or Common Stock Shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds vote proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


MuniYield Florida Insured Fund
MuniYield New Jersey Insured Fund, Inc.
MuniYield Pennsylvania Insured Fund
Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS LOGO)
It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.



MuniYield Florida Insured Fund
MuniYield New Jersey Insured Fund, Inc.
MuniYield Pennsylvania Insured Fund


The Benefits and Risks of Leveraging


The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Shares or Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Funds issue Preferred Shares or Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Shares or Stock, is paid to Common Shareholders or Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares or Stock. However, in order to benefit Common Shareholders or Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders or Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Shares or Stock capitalization of $100 million and the issuance of Preferred Shares or Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares or Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Shareholders or Common Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders or Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares or Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares or Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' or Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares or Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares or Stock may also decline.

As a part of their investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities.
To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities. As of October 31, 2005, the percentages of MuniYield Florida Insured Fund's, MuniYield New Jersey Insured Fund, Inc.'s and MuniYield Pennsylvania Insured Fund's total net assets invested in inverse floaters were 5.37%, 9.08% and 11.26%, respectively, before the deduction of Preferred Shares or Stock.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



A Letter From the President


Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 12th consecutive interest rate hike since June 2004 came on November 1, bringing the target federal funds rate to 4%. The central bank is clearly more focused on inflationary figures than on economic growth, which has shown some signs of moderating. Despite rising short-term interest rates and record-high energy prices, the major market indexes managed to post positive results for the current reporting period:


Total Returns as of October 31, 2005                                  6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                            + 5.27%        + 8.72%
Small-cap U.S. equities (Russell 2000 Index)                           +12.25         +12.08
International equities (MSCI Europe Australasia Far East Index)        + 8.63         +18.09
Fixed income (Lehman Brothers Aggregate Bond Index)                    + 0.15         + 1.13
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         + 0.59         + 2.54
High yield bonds (Credit Suisse First Boston High Yield Index)         + 2.87         + 3.54


The headlines in recent months focused on Hurricanes Katrina and Rita and, more recently, the nomination of Ben Bernanke to succeed Alan Greenspan as Chairman of the Fed. While the hurricanes prompted a spike in energy prices and short-term disruptions to production and spending, the longer-term economic impact is likely to be tempered. In fact, the fiscal stimulus associated with reconstruction efforts in the Gulf Coast region could add to gross domestic product growth in 2006. Notably, the uncontroversial nomination of Dr. Bernanke was well received by the markets.

The U.S. equity markets remained largely range bound in 2005. Up to this point, strong corporate earnings reports and relatively low long-term bond yields have worked in favor of equities. Looking ahead, high energy prices, continued interest rate hikes, a potential consumer slowdown and/or disappointing earnings pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances.

The bond market continued to be characterized by a flattening yield curve, although long-term yields finally began to inch higher toward period end. The 10-year Treasury yield hit 4.57% on October 31, 2005, its highest level in more than six months. Still, the difference between the two-year and 10-year Treasury yield was just 17 basis points (.17%) at period end, compared to 149 basis points a year earlier.

Financial markets are likely to face continued crosscurrents in the months ahead. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director/Trustee



ANNUAL REPORTS                                                 OCTOBER 31, 2005



A Discussion With Your Funds' Portfolio Managers


Throughout the year, we continued to focus on enhancing the income provided to shareholders and, by period-end, the Funds had relatively neutral exposure to interest rate risk.


Describe the recent market environment relative to municipal bonds.

Over the past year, long-term bond yields were little changed. Initially, U.S. Treasury prices rallied strongly, while their yields, which move in the opposite direction, fell. By the end of June 2005, 30-year U.S. Treasury bond yields had declined 60 basis points (.60%) to 4.19%. Bond prices improved in response to several favorable factors, including moderating U.S. economic growth, slowing growth in foreign economies, modest inflationary pressures and strong demand for U.S. Treasury issues on the part of Asian governments.

During the final months of the period, however, bond yields rose (prices fell) as investors worried that higher energy costs in the wake of Hurricanes Katrina and Rita would pressure inflation upward. Stronger-than-expected third quarter gross domestic product growth also added to inflationary concerns. For its part, the Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings, lifting the federal funds target rate to 4% on November 1, 2005. As short-term interest rates moved higher in concert with the Fed interest rate hikes and longer-term bond yields remained steadier, the yield curve continued to flatten.

During the past 12 months, 30-year Treasury bond yields declined three basis points to 4.76%, while 10-year Treasury note yields rose 52 basis points to 4.57%. Tax-exempt bond yields exhibited a similar pattern. According to Municipal Market Data, the yield on AAA-rated issues maturing in 30 years increased one basis point to 4.59%, while the yield on AAA-rated issues maturing in 10 years rose 52 basis points to 3.92%.

Historically low nominal tax-exempt bond yields continued to encourage municipalities to issue new debt and refund outstanding, higher-couponed issues. During the past year, more than $394 billion in new long-term tax-exempt bonds was issued, an 8.4% increase over the previous year's total of $363 billion. During the first nine months of 2005, the volume of refunding issues increased by more than 55% versus the same period one year ago. Refunding issues were heavily weighted in the 10-year - 20-year maturity range, putting pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

Investor demand for municipal product remained positive during most of the period. The most current statistics from the Investment Company Institute indicate that, year-to-date through September 2005, net new cash flows into long-term municipal bond funds exceeded $6.7 billion - a significant improvement from the $12.9 billion net outflow seen during the same period in 2004. Notably, throughout much of the past year, high yield tax-exempt bond funds have been the principal target for these new cash inflows. During recent months, these lower-rated and non-rated bond funds received an average of $115 million per week. The need to invest these cash flows has led to strong demand for lower-rated issues and a consequent narrowing of credit spreads.

Solid investor demand for tax-exempt issues generally helped municipal bond performance approach that of taxable bonds in recent months and reverse some of their prior underperformance. In addition, the ratio of tax-exempt bond yields to taxable bond yields remains attractive and should continue to draw both traditional and non-traditional investors to the municipal marketplace, especially if municipal bond issuance remains manageable.

The communities shattered by Hurricanes Katrina and Rita will require extensive reconstruction. It is too early to estimate the amount of tax-exempt debt that may be required to finance these efforts or to assess the overall impact on the municipal market. However, much of the rebuilding is likely to be funded through federal loans and grants, and the reconstruction will likely be spread over a number of years. Consequently, any new municipal bond issuance prompted by the hurricanes is not likely to disrupt the tax-exempt market in the near future.


MuniYield Florida Insured Fund

Describe conditions in the State of Florida.

Florida maintains credit ratings of AA1 from Moody's, AAA from Standard & Poor's and AA+ from Fitch - all with stable trends. The favorable ratings are based on the state's solid economic and financial performance, in addition to moderate debt and a proactive government that responds to economic downturns faster than other states. Florida's continued economic strength is bolstered by robust population growth, which is attributed to the state's attractive physical environment and favorable business climate. Although the growth in population has put a strain on services such as education, transportation and healthcare, it also has allowed the state to recover more quickly from sub par economic trends.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Currently, Florida's revenues are higher than budgeted and expenditures remain under control due to prudent fiscal oversight. The fiscal year 2005 budget was brought into balance through tight expenditure controls, including outsourcing work and requiring local governments to pick up costs historically incurred by the state. To pay for these additional expenses, municipalities imposed increases to property taxes and/or local sales taxes through voter initiatives. Given the government's concerns over the high healthcare costs facing the state, Governor Jeb Bush has proposed a partially private health insurance plan. Florida continues to maintain solid fund balances with consistent
General Fund operations. In addition, the state has a working Capital Reserve Fund and a Budget Stabilization Fund in excess of $2 billion.


How did the Fund perform during the fiscal year?

For the 12-month period ended October 31, 2005, the Common Shares of MuniYield Florida Insured Fund had net annualized yields of 6.03% and 6.26%, based on a year-end per share net asset value of $14.72 and a per share market price of $14.18, respectively, and $.888 per share income dividends. Over the same period, the total investment return on the Fund's Common Shares was +2.72%, based on a change in per share net asset value from $15.22 to $14.72, and assuming reinvestment of all distributions.

The Fund's return, based on net asset value, lagged the +3.81% average return of the Lipper Florida Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category limit their investment to securities exempt from taxation in Florida or a city in Florida. Notably, the Fund has more limited investment parameters than many of its Lipper peers. Specifically, as an insured product, we are limited in our ability to invest in lower-quality issues. This placed the Fund at a competitive disadvantage as credit spreads tightened significantly and lower-rated and non-rated credits outperformed higher-quality issues.

Factors that had a positive influence on Fund performance included our yield curve positioning. Essentially, we continued to focus on the longer end of the curve, which significantly outperformed the short end as the yield curve flattened and shorter-term bond prices suffered. Our large concentration in bonds with 5.50% and higher coupons also was additive to Fund results as these bonds outperformed those with lower coupons. Offsetting this was the aforementioned underexposure to lower-quality issues and the underperformance of prerefunded bonds and those with short calls, some of which we retained in the portfolio for their attractive acquisition yields. Overall, however, the Fund continued to provide a competitive yield and positive total return while investing in a portfolio consisting primarily of high-quality, insured bonds.

For the six-month period ended October 31, 2005, the total investment return on the Fund's Common Shares was -.08%, based on a change in per share net asset value from $15.17 to $14.72, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Shares (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Shares can vary significantly from total investment return based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We continued to focus on increasing the income provided to shareholders and muting the Fund's net asset value volatility. To that end, we sought to sell some of the portfolio's prerefunded bonds in the five-year - 10-year maturity range. In doing so, we were cognizant not to sell bonds that were booked at higher yields than are available in the current market.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



A Discussion With Your Funds' Portfolio Managers (continued)


In August, the Fund increased its use of leverage through the issuance of $12 million in additional Auction Market Preferred Shares (AMPS). With the proceeds, we generally focused on premium-coupon bonds in the 20-year - 25-year maturity range whenever they became available. This is where we have been able to capture higher yields with reduced volatility. Our efforts in this area have been somewhat limited by a lack of new long-term bonds in the Florida municipal market. Although new issuance increased 38% versus the previous 12-month period, much of the supply in the market has come in the form of refinancings, the majority of which offered maturities of only 15 years - 20 years and yields below 5%. Importantly, we remained fully invested throughout the fiscal year in order to augment the portfolio's yield.

For the six-month period ended October 31, 2005, the Fund's AMPS had average yields of 2.45% for Series A and 2.43% for Series B. The Fed's interest rate hikes are clearly having a material impact on the Fund's borrowing costs.
The Fed raised the short-term interest rate target 200 basis points during the 12-month period (and 25 basis points more on November 1). Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Shares from the leveraging of Preferred Shares. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Shares. At the end of the period, the Fund's leverage amount, due to AMPS, was 36.66% of total net assets, before the deduction of Preferred Shares. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We would characterize the Fund's position as fairly neutral in terms of interest rate risk. Currently, we favor bonds with 20-year - 25-year maturities and prefer to structure coupons of 5.25%. Long-term bond yields, which had been slow to react to the Fed's interest rate hikes, have started to inch upward. We will look for an increase in long-term rates as an opportunity to pursue higher-coupon bonds in the 20-year--30-year maturity range and will remain fully invested to augment shareholders' income.


MuniYield New Jersey Insured Fund, Inc.

Describe conditions in the State of New Jersey.

New Jersey's fiscal year 2006 budget was passed on June 30, 2005. Shortly after, Standard & Poor's (S&P) upgraded the state's credit rating to AA while Moody's and Fitch affirmed the state's credit ratings of Aa3 and AA-, respectively, all with stable outlooks. The S&P rating was based largely on the state's improving revenue collections in fiscal year 2005 and a more structurally balanced 2006 budget when compared to the amount of one-time revenues used in the past several years. However, New Jersey's plan to use $150 million of tobacco settlement refinancing proceeds to balance the 2006 budget was challenged in court. The lawsuit alleged that using the proceeds in the budget was deficit funding and, therefore, was unconstitutional as ruled by New Jersey's Supreme Court last year when the state used revenue from securitizing motor vehicle surcharges and cigarette taxes to balance the budget.

New Jersey's economy continued to show signs of recovery as revenues through the first 10 months of fiscal year 2005 came in better than budget. The largest revenue increase was in the income tax category, which rose by 31.7% compared to the prior year. Accordingly, one of New Jersey's strongest credit strengths is its high wealth levels. In fact, the U.S. Census Bureau reported in August that New Jersey was the wealthiest state in the nation with a median household income of $61,359. Connecticut placed second with a median household income of $60,528. However, New Jersey's unemployment rate rose to 4.2% in the month of August, up from 4.1% in July, 4% in June and 3.9% in May. Although the state's unemployment rate has trended upward, it compared favorably to the national rate of 4.9% in August.


How did the Fund perform during the fiscal year?

For the 12-month period ended October 31, 2005, the Common Stock of MuniYield New Jersey Insured Fund, Inc. had net annualized yields of 6.01% and 6.18%, based on a year-end per share net asset value of $15.07 and a per share market price of $14.65, respectively, and $.906 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +3.49%, based on a change in per share net asset value from $15.46 to $15.07, and assuming reinvestment of all distributions.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



The Fund's total return, based on net asset value, trailed the +4.88% average return of the Lipper New Jersey Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category limit their investment to those securities exempt from taxation in New Jersey or a city in New Jersey.) Notably, the Fund was disadvantaged relative to many of its peers by its conservative investment parameters. Specifically, the Fund is limited in its ability to invest in lower-quality issues, which outperformed during the year as credit spreads (versus higher-quality issues of comparable maturity) tightened dramatically. Per its investment parameters, roughly 80% of the portfolio is invested in AAA-rated, insured bonds.

Offsetting this was the positive influence of our yield curve positioning, which was designed to take advantage of what we expected would be a flattening trend, and the extension of the portfolio's duration to a more neutral posture. We moved a portion of bonds in the 10-year - 15-year maturity range further out on the curve to the 20-year - 25-year area. Our strategy paid off as the yield curve flattened and longer-term bonds significantly outpaced shorter-term issues.

For the six-month period ended October 31, 2005, the total investment return on the Fund's Common Stock was -.30%, based on a change in per share net asset value from $15.56 to $15.07, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We continued to reallocate the portfolio's assets into longer-dated sectors of the municipal yield curve in an effort to capitalize on our view that the curve would flatten. New purchases were largely funded from the proceeds of bond calls as well as outright sales of relatively short, prerefunded bonds that had appreciated in value.

Over the fiscal year, municipal bond supply in the State of New Jersey was roughly comparable to the same 12 months one year ago, at approximately
$15 billion in long-term issuance. Notably, new issuance slowed in the last six months of the period. The past few months have seen a modest rise in interest rates, making refinancing a less attractive proposition. However, the slowdown in the new-issue calendar also reflects the fact that the state pursued the bulk of its refunding opportunities earlier in the year. Pending the outcome of the aforementioned legal challenge, new supply in the New Jersey municipal market could come in the form of a large refinancing of tobacco settlement bonds.

For the six-month period ended October 31, 2005, the Fund's Auction Market Preferred Stock (AMPS) had an average yield of 2.20% for Series A and 2.08% for Series B. The Fed's interest rate hikes are clearly having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 200 basis points during the 12-month period (and 25 basis points more on November 1). Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.20% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

The Fund ended the period relatively neutral with respect to interest rate risk, and with a high-quality credit profile. For the most part, it appears that credit spreads have stabilized and, in some cases, widened - notably in the tobacco sector. Thus, we maintain an underweight exposure to this sector in anticipation of an increase in supply. We believe this should benefit the Fund's performance relative to its Lipper peers.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



A Discussion With Your Funds' Portfolio Managers (concluded)


MuniYield Pennsylvania Insured Fund

Describe conditions in the Commonwealth of Pennsylvania.

Pennsylvania continued to protect its credit ratings of Aa2, AA and AA from Moody's, Standard & Poor's and Fitch, respectively, by maintaining conservative budgeting practices, a relatively low debt burden and a diversified service economy. Fiscal challenges in recent years were primarily managed with the drawdown of the commonwealth's rainy-day reserves and state-source tax increases. The recovery in the national economy also helped to bolster revenue growth and stabilized Pennsylvania's finances at a satisfactory level. General fund collections for fiscal year 2004-2005 are projected to exceed the official budget estimates by 1.9%, or $442 million. Year-over-year general fund revenues gained 6.5% as a result of strong growth in personal income and corporate taxes. The enacted 2005-2006 budget increases expenditures 3.6% over last year, for a budget of $24.6 billion.

Major gubernatorial initiatives that will impact Pennsylvania's finances over the next several years include up to $2 billion in debt issuance to fund economic stimulus programs ranging from venture capital guarantees, real estate development and strengthening tourism and agricultural bases. The commonwealth's share of K-12 education expenditures will increase with local property tax reductions funded from slot machine tax revenues. Gaming revenues of approximately $1 billion from the installation of 61,000 slot machines at 12 facilities are expected to be realized in 2007. In a somewhat controversial move, Act 72 requires that school districts opt into the program by agreeing to tax limits and increasing earned income taxes in exchange for state dollars to lower property taxes.

Broad-based job growth continues to be a favorable trend in the commonwealth. August 2005 employment was up 4,700 to 5,711,600, just under Pennsylvania's all-time high of 5,719,300 in 2001. The manufacturing sector provided just under 12% of employment and continues to show incremental contraction in contrast to the leading professional and business services, leisure and hospitality, and government sectors. Pennsylvania's unemployment rate was 5.0% in August, down from 5.1% in July. Personal income growth of 1.4% just trailed the U.S. average growth rate, ranking the Keystone State 34th in the second quarter of 2005, but overall reflected a wealth level on par with the nation.


How did the Fund perform during the fiscal year?

For the 12-month period ended October 31, 2005, the Common Shares of MuniYield Pennsylvania Insured Fund had net annualized yields of 6.09% and 6.36%, based on a year-end per share net asset value of $15.57 and a per share market price of $14.91, respectively, and $.948 per share income dividends. Over the same period, the total investment return on the Fund's Common Shares was +3.16%, based on a change in per share net asset value from $16.04 to $15.57, and assuming reinvestment of all distributions.

The Fund provided an above-average yield during the 12-month period although its total return, based on net asset value, fell short of the +3.27% average return of the Lipper Pennsylvania Municipal Debt Funds category. (Funds in this Lipper category limit their investment to those securities exempt from taxation in Pennsylvania or a city in Pennsylvania.)

Detracting from relative results was the Fund's conservative investment parameters. Unlike many of its Lipper peers, the Fund is limited in its ability to invest in lower-rated bonds, which outperformed the broader market during the year. The Fund's above-average duration also hindered performance somewhat. We had anticipated that Hurricanes Katrina and Rita would have a negative impact on the economy, at least initially, therefore benefiting credit markets (that is, increasing bond prices and decreasing yields). This prompted us to increase our average duration. However, it appeared that the markets and the Fed were more focused on rising energy costs and their potential to increase inflationary pressures. This served to push rates higher all along the yield curve.

Offsetting these negative factors was our focus on the long end of the municipal yield curve. As the yield curve flattened considerably over the past year, long-term bonds outperformed shorter-term issues, and our focus on this segment of the curve benefited Fund performance.

For the six-month period ended October 31, 2005, the total investment return on the Fund's Common Shares was -.31%, based on a change in per share net asset value from $16.09 to $15.57, and assuming reinvestment of all distributions.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Shares (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Shares can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We maintained our focus on protecting the Fund's net asset value and providing shareholders with an above-average level of income. We sought to pick up additional yield for the portfolio by investing in longer-dated bonds. Although the yield curve began to flatten considerably, the long end remained fairly steep. This area of the curve also has been less subject to bouts of volatility, allowing us the opportunity to add incremental yield while also muting the Fund's price volatility. For the most part, we favor bonds with 25-year - 28-year maturities and with premium coupons.

Like the supply trends on the national level, issuance in Pennsylvania has tended to fall within the intermediate maturity range, largely because much of the new supply represents refunding issues. Overall, we expect that municipal issuance will begin to slow as interest rates increase and municipalities feel less compelled to refinance their debt. Importantly, the Fund was essentially fully invested throughout the period, consistent with our goal of maintaining an attractive level of income.

For the six-month period ended October 31, 2005, the Fund's Auction Market Preferred Shares (AMPS) had an average yield of 2.40% for Series A, 2.46% for Series B and 2.40% for Series C. The Fed's interest rate hikes are clearly having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 200 basis points during the 12-month period (and 25 basis points more on November 1). Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Shares from the leveraging of Preferred Shares. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Shares. At the end of the period, the Fund's leverage amount, due to AMPS, was 36.33% of total net assets, before the deduction of Preferred Shares. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We believe the municipal yield curve will remain relatively steep when compared to the U.S. Treasury yield curve, which should continue to provide attractive opportunities on the long end. The Fed appears poised to continue pushing short-term interest rates higher in its effort to keep inflation contained.

Amid these conditions, we expect market volatility to increase given continued hawkish commentary from the Fed and the potential for stronger economic releases. We will look to this volatility for opportunities to purchase attractively structured municipal issues. We continued to look for maturities in the 25-year area and favor a neutral to slightly long portfolio duration, which we believe offers the benefit of incremental yield. Ultimately, we expect that above-average yields will overcome price depreciation and provide for competitive Fund returns over time.


Robert D. Sneeden
Vice President and Portfolio Manager
MuniYield Florida Insured Fund


Theodore R. Jaeckel Jr., CFA
Vice President and Portfolio Manager
MuniYield New Jersey Insured Fund, Inc.


William R. Bock
Vice President and Portfolio Manager
MuniYield Pennsylvania Insured Fund


November 22, 2005



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Automatic Dividend Reinvestment Plan


How the Plan Works--The Funds offer a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by each Fund are automatically reinvested in additional shares of Common Stock of each Fund. The Plan is administered on behalf of the shareholders by The Bank of New York for MuniYield Florida Insured Fund and MuniYield New Jersey Insured Fund, Inc. and Equiserve Trust Company N.A. for MuniYield Pennsylvania Insured Fund (individually, the "Plan Agent" or together, the "Plan Agents"). Under the Plan, whenever the Funds declare a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of each Fund. The Plan Agents will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of each Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, each Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agents will invest the dividend amount in newly issued shares. If the Funds' net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agents will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agents will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either
(i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan--Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan, must advise their Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan--The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of each Fund's shares is above the net asset value, participants in the Plan will receive shares of the Funds for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since each Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees--There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agents' service fees for handling the reinvestment of distributions are paid for by the Funds. However, brokerage commissions may be incurred when the Funds purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications--The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Funds' shares are trading at a market premium, the Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of each Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information--All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224 for MuniYield Florida Insured Fund and MuniYield New Jersey Insured Fund, Inc. and Equiserve Trust Company N.A. (c/o Computershare Investors Services), P.O. Box 43010, Providence, RI 02940-3010, Telephone:
800-426-4523 for MuniYield Pennsylvania Insured Fund.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Portfolio Information


Quality Profiles as of October 31, 2005


                                               Percent of
MuniYield Florida Insured Fund                   Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           89.2%
AA/Aa                                              1.0
A/A                                                4.5
BBB/Baa                                            3.1
Other*                                             2.2

 * Includes portfolio holdings in short-term investments and variable rate demand notes.



                                               Percent of
MuniYield New Jersey Insured Fund, Inc.          Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           82.7%
AA/Aa                                              4.5
A/A                                                3.5
BBB/Baa                                            9.1
Other*                                             0.2

 * Includes portfolio holdings in short-term investments.



                                               Percent of
MuniYield Pennsylvania Insured Fund              Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           80.2%
AA/Aa                                              4.4
A/A                                                2.5
BBB/Baa                                            8.4
NR (Not Rated)                                     3.0
Other*                                             1.5

 * Includes portfolio holdings in short-term investments and variable rate demand notes.


Swap Agreements


The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligation to pay the other party to the agreement.



Dividend Policy


The Funds' dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in these reports.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Schedule of Investments                                          (In Thousands)

                                 MuniYield Florida Insured Fund


     Face
   Amount    Municipal Bonds                                              Value

District of Columbia--5.7%

 $  1,000    Metropolitan Washington Airports Authority, D.C.,
             Airport System Revenue Bonds, AMT, Series A, 5.25%
             due 10/01/2032 (c)                                      $    1,027

    6,000    Metropolitan Washington Airports Authority, D.C.,
             Airport System Revenue Refunding Bonds, AMT,
             Series A, 5% due 10/01/2035 (h)                              6,060


Florida--139.6%

    1,300    Alachua County, Florida, School Board, COP, 5.25%
             due 7/01/2029 (a)                                            1,382

      700    Boynton Beach, Florida, Utility System Revenue
             Refunding Bonds, 6.25% due 11/01/2020 (b)(c)                   822

    5,000    Dade County, Florida, Aviation Revenue Bonds,
             AMT, Series B, 5.75% due 10/01/2012 (h)                      5,110

    1,000    Daytona Beach, Florida, Utility System Revenue
             Refunding Bonds, Series B, 5% due 11/15/2027 (c)             1,031

    2,110    First Florida Governmental Financing Commission
             Revenue Bonds, 5.70% due 7/01/2017 (h)                       2,210

    1,000    Flagler County, Florida, Capital Improvement Revenue
             Bonds, 5% due 10/01/2035 (h)                                 1,029

    1,150    Florida HFA, Housing Revenue Bonds (Brittany
             Rosemont Apartments), AMT, Series C-1, 6.75%
             due 8/01/2014 (a)                                            1,173

      625    Florida Housing Finance Corporation, Homeowner
             Mortgage Revenue Refunding Bonds, AMT, Series 4,
             6.25% due 7/01/2022 (f)                                        648

    2,000    Florida State Board of Education, Capital Outlay, GO,
             Public Education, Series B, 5% due 6/01/2031 (c)             2,056

    6,190    Florida State Board of Education, Lottery Revenue
             Bonds, Series A, 6% due 7/01/2015 (c)                        6,898

    1,000    Florida State Governmental Utility Authority, Utility
             Revenue Bonds (Lehigh Utility System), 5.125%
             due 10/01/2033 (a)                                           1,037

    1,860    Florida State Turnpike Authority, Turnpike Revenue
             Bonds (Department of Transportation), Series B, 5%
             due 7/01/2030                                                1,899

    3,700    Highlands County, Florida, Health Facilities Authority,
             Hospital Revenue Bonds (Adventist Health System),
             Series A, 6% due 11/15/2031                                  3,962

             Hillsborough County, Florida, School Board, COP (h):
    6,000       5.375% due 7/01/2009 (i)                                  6,411
    1,000       5% due 7/01/2029                                          1,031



     Face
   Amount    Municipal Bonds                                              Value

Florida (continued)

             Jacksonville Electric Authority, Florida, Water and
             Sewer System Revenue Bonds (h):
 $  2,000       Series A, 5.375% due 10/01/2030                      $    2,047
    2,610       Series C, 5.25% due 10/01/2006 (i)                        2,662

             Jacksonville, Florida, Economic Development
             Commission, Health Care Facilities Revenue
             Bonds (Mayo Clinic--Jacksonville) (h):
    1,000       Series A, 5.50% due 11/15/2036                            1,075
      750       Series B, 5.50% due 11/15/2036                              806

    1,140    Jacksonville, Florida, Economic Development
             Commission, IDR (Metropolitan Parking Solutions
             Project), 5.50% due 10/01/2030 (l)                           1,193

    1,455    Jacksonville, Florida, Guaranteed Entitlement Revenue
             Refunding and Improvement Bonds, 5.25%
             due 10/01/2032 (c)                                           1,526

             Jacksonville, Florida, Port Authority, Seaport Revenue
             Bonds, AMT (h):
    1,025       5.625% due 11/01/2010 (i)                                 1,109
    1,225       5.625% due 11/01/2026                                     1,302

    2,000    Lakeland, Florida, Electric and Water Revenue
             Refunding Bonds, Series A, 5% due 10/01/2028 (h)             2,046

    1,000    Lee County, Florida, Airport Revenue Bonds, AMT,
             Series A, 6% due 10/01/2029 (f)                              1,088

    1,285    Lee County, Florida, Capital Revenue Bonds, 5.25%
             due 10/01/2023 (a)                                           1,381

       85    Lee County, Florida, HFA, S/F Mortgage Revenue
             Bonds (Multi-County Program), AMT, Series A,
             Sub-Series 3, 7.45% due 9/01/2027 (d)(e)(g)                     86

    2,905    Lee County, Florida, Transportation Facilities Revenue
             Bonds (Sanibel Bridges and Causeway), Series B, 5%
             due 10/01/2035 (m)                                           2,978

    1,000    Leesburg, Florida, Capital Improvement Revenue
             Bonds, 5.25% due 10/01/2034 (c)                              1,060

      300    Marco Island, Florida, Utility System Revenue Bonds,
             5.25% due 10/01/2021 (h)                                       323

    1,000    Martin County, Florida, Utilities System Revenue Bonds,
             5.125% due 10/01/2033 (a)                                    1,037

    2,000    Miami Beach, Florida, Water and Sewer Revenue
             Bonds, 5.75% due 9/01/2025 (a)                               2,190

             Miami-Dade County, Florida, Aviation Revenue Bonds,
             ATM, Series A:
    7,500       5% due 10/01/2033 (f)                                     7,578
    5,000       (Miami International Airport), 6%
                due 10/01/2024 (c)                                        5,451



Portfolio Abbreviations


To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.

ACES (SM) Adjustable Convertible Extendable
          Securities
AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
DATES     Daily Adjustable Tax-Exempt Securities
EDA       Economic Development Authority
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
VRDN      Variable Rate Demand Notes



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Schedule of Investments (continued)                              (In Thousands)

                                 MuniYield Florida Insured Fund


     Face
   Amount    Municipal Bonds                                              Value

Florida (continued)

 $  1,120    Miami-Dade County, Florida, Aviation Revenue
             Refunding Bonds (Miami International Airport),
             AMT, Series A, 5% due 10/01/2038 (m)                    $    1,121

    2,000    Miami-Dade County, Florida, Educational Facilities
             Authority Revenue Bonds (University of Miami),
             Series A, 5.75% due 4/01/2029 (a)                            2,177

             Miami-Dade County, Florida, Expressway Authority,
             Toll System Revenue Bonds, Series B (c):
    1,000       5.25% due 7/01/2027                                       1,064
    2,875       5% due 7/01/2033                                          2,956

             Miami-Dade County, Florida, GO (Building Better
             Communities Program) (c):
    1,505       5% due 7/01/2030                                          1,559
    1,000       5% due 7/01/2035                                          1,032

    3,480    Miami-Dade County, Florida, Health Facilities
             Authority, Hospital Revenue Refunding Bonds,
             DRIVERS, Series 208, 8.237% due 8/15/2017 (a)(k)             4,068

    1,655    Miami-Dade County, Florida, IDA, IDR (BAC Funding
             Corporation Project), Series A, 5.375%
             due 10/01/2030 (a)                                           1,753

    2,000    Miami-Dade County, Florida, Public Facilities Revenue
             Bonds (Jackson Health System), Series A, 5%
             due 6/01/2029 (h)                                            2,060

    2,000    Miami-Dade County, Florida, School Board COP,
             Series A, 5.50% due 10/01/2009 (f)(i)                        2,155

    1,865    Miami-Dade County, Florida, Solid Waste System
             Revenue Bonds, 5.25% due 10/01/2030 (h)                      1,990

             Miami-Dade County, Florida, Subordinate Special
             Obligation Revenue Bonds, Series A (h):
    4,375       5.186%** due 10/01/2031                                   1,133
    5,735       5.203%** due 10/01/2033                                   1,331

    4,765 Orange County, Florida, Educational Facilities Authority, Educational Facilities Revenue Refunding Bonds
             (Rollins College Project), 5.50% due 12/01/2032 (a)          5,116

             Orange County, Florida, Health Facilities Authority,
             Hospital Revenue Bonds:
      600       (Adventist Health System), 6.25% due 11/15/2024             659
    1,835       (Orlando Regional Healthcare), 6% due 12/01/2029          1,966

    1,000    Orange County, Florida, Sales Tax Revenue Refunding
             Bonds, Series A, 5.125% due 1/01/2023 (c)                    1,055

    6,500    Orange County, Florida, School Board, COP, Series A,
             5.25% due 8/01/2023 (h)                                      6,858

    5,330    Orange County, Florida, Tourist Development, Tax
             Revenue Bonds, 5.50% due 10/01/2032 (a)                      5,722

             Orlando and Orange County, Florida, Expressway
             Authority Revenue Bonds, Series B (a):
    4,000       5% due 7/01/2030                                          4,118
    5,015       5% due 7/01/2035                                          5,143

    1,530    Osceola County, Florida, Infrastructure Sales Surplus
             Tax Revenue Bonds, 5.25% due 10/01/2025 (a)                  1,632

    2,000    Osceola County, Florida, School Board, COP, Series A,
             5.25% due 6/01/2027 (a)                                      2,109



     Face
   Amount    Municipal Bonds                                              Value

Florida (concluded)

 $  1,100    Osceola County, Florida, Tourist Development
             Tax Revenue Bonds, Series A, 5.50%
             due 10/01/2027 (c)                                      $    1,193

    1,000    Palm Bay, Florida, Utility System Improvement
             Revenue Bonds, Series A, 5% due 10/01/2025 (c)               1,045

    1,500    Palm Beach County, Florida, Criminal Justice Facilities
             Revenue Bonds, 7.20% due 6/01/2015 (c)                       1,879

    2,000    Palm Beach County, Florida, School Board, COP,
             Refunding, Series D, 5.25% due 8/01/2021 (f)                 2,131

    5,000    Palm Beach County, Florida, School Board, COP,
             Series A, 6% due 8/01/2010 (c)(i)                            5,574

    1,000    Palm Coast, Florida, Utility System Revenue Bonds,
             5% due 10/01/2027 (h)                                        1,032

    1,000    Pembroke Pines, Florida, Public Improvement Revenue
             Bonds, Series A, 5% due 10/01/2034 (a)                       1,031

    2,000    Pinellas County, Florida, Health Facilities Authority,
             Revenue Refunding Bonds (Pooled Hospital Loan
             Program), VRDN, DATES, 2.69% due 12/01/2015 (a)(n)           2,000

    1,000    Polk County, Florida, Utility System Revenue Bonds,
             5.25% due 10/01/2022 (c)                                     1,076

    1,000    Port St. Lucie, Florida, GO, 5% due 7/01/2032 (h)            1,033

    1,055    Port St. Lucie, Florida, Utility Revenue Bonds, 5.25%
             due 9/01/2024 (h)                                            1,132

    1,400    Saint Johns County, Florida, Sales Tax Revenue Bonds,
             GO, Series A, 5.25% due 10/01/2031 (a)                       1,486

    1,000    Saint Lucie, Florida, West Services District, Utility
             Revenue Bonds, 5.25% due 10/01/2034 (h)                      1,065

    2,000    South Broward, Florida, Hospital District
             Revenue Bonds, DRIVERS, Series 337, 8.237%
             due 5/01/2032 (h)(k)                                         2,319

    1,000    South Lake County, Florida, Hospital District
             Revenue Bonds (South Lake Hospital Inc.), 5.80%
             due 10/01/2034                                               1,036

    1,240    Stuart, Florida, Public Utilities Revenue Refunding
             and Improvement Bonds, 5.25% due 10/01/2024 (c)              1,331

             University of Central Florida (UCF) Athletics
             Association Inc., COP, Series A (c ):
    2,280       5.25% due 10/01/2034                                      2,399
      190       5% due 10/01/2035                                           194

             Village Center Community Development District,
             Florida, Recreational Revenue Bonds, Series A (h):
    1,000       5% due 11/01/2032                                         1,025
    1,640       5.375% due 11/01/2034                                     1,763
    1,000       5.125% due 11/01/2036                                     1,041

             Village Center Community Development District,
             Florida, Utility Revenue Bonds (h):
    2,585       5.25% due 10/01/2023                                      2,762
    4,030       5.125% due 10/01/2028                                     4,204

    1,570    Winter Haven, Florida, Utility System Revenue
             Refunding and Improvement Bonds, 5%
             due 10/01/2035 (h)                                           1,622



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Schedule of Investments (concluded)                              (In Thousands)

                                 MuniYield Florida Insured Fund


     Face
   Amount    Municipal Bonds                                              Value

Illinois--0.8%

 $  1,000    Chicago, Illinois, O'Hare International Airport,
             General Airport Revenue Bonds, Third Lien, AMT,
             Series D, 5% due 1/01/2034 (m)                          $    1,007


New Jersey--1.7%

    2,000    New Jersey EDA, Cigarette Tax Revenue Bonds,
             5.50% due 6/15/2024                                          2,076


Puerto Rico--9.3%

    2,990    Puerto Rico Commonwealth Highway and
             Transportation Authority, Transportation Revenue
             Refunding Bonds, Series K, 5% due 7/01/2040                  2,999

    1,970    Puerto Rico Electric Power Authority, Power Revenue
             Bonds, Series II, 5.375% due 7/01/2019 (h)                   2,153

    1,000    Puerto Rico Public Buildings Authority, Government
             Facilities, Revenue Refunding Bonds, Series I, 5%
             due 7/01/2036                                                1,004



     Face
   Amount    Municipal Bonds                                              Value

Puerto Rico (concluded)

 $  1,145    Puerto Rico Public Finance Corporation,
             Commonwealth Appropriation Revenue Bonds,
             Series E, 5.70% due 2/01/2010 (i)                       $    1,245

    3,550    Puerto Rico Public Finance Corporation, Revenue
             Refunding Bonds, RIB, Series 522X, 7.83%
             due 8/01/2022 (h)(k)                                         4,163

             Total Municipal Bonds
             (Cost--$187,670)--157.1%                                   195,521



   Shares
     Held    Short-Term Securities

    2,600    Merrill Lynch Institutional Tax-Exempt Fund (j)              2,600

             Total Short-Term Securities
             (Cost--$2,600)--2.1%                                         2,600

Total Investments (Cost--$190,270*)--159.2%                             198,121
Liabilities in Excess of Other Assets--(1.3%)                           (1,670)
Preferred Shares, at Redemption Value--(57.9%)                         (72,029)
                                                                     ----------
Net Assets Applicable to Common Shares--100.0%                       $  124,422
                                                                     ==========


    Forward interest rate swaps outstanding as of October 31, 2005 were as follows:

                                                Notional      Unrealized
                                                 Amount      Appreciation

    Pay a fixed rate of 3.779% and receive
    a floating rate based on 1-week USD
    Bond Market Association Rate

    Broker, JPMorgan Chase Bank
    Expires November 2015                       $ 7,300         $    51

    Pay a fixed rate of 3.801% and receive
    a floating rate based on 1-week USD
    Bond Market Association Rate

    Broker, JPMorgan Chase Bank
    Expires January 2016                        $ 7,300              52

    Pay a fixed rate of 3.852% and receive
    a floating rate based on 1-week USD
    Bond Market Association Rate

    Broker, JPMorgan Chase Bank
    Expires January 2016                        $15,000              51
                                                                -------
    Total                                                       $   154
                                                                =======


  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       190,204
                                                    ===============
    Gross unrealized appreciation                   $         8,586
    Gross unrealized depreciation                             (669)
                                                    ---------------
    Net unrealized appreciation                     $         7,917
                                                    ===============


 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(a) AMBAC Insured.

(b) Escrowed to maturity.

(c) FGIC Insured.

(d) FHLMC Collateralized.

(e) FNMA Collateralized.

(f) FSA Insured.

(g) GNMA Collateralized.

(h) MBIA Insured.

(i) Prerefunded.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                      Net         Dividend
    Affiliate                                       Activity       Income

    Merrill Lynch Institutional Tax-Exempt Fund     (2,319)          $31


(k) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(l) ACA Insured.

(m) CIFG Insured.

(n) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

    See Notes to Financial Statements.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Schedule of Investments                                          (In Thousands)

                        MuniYield New Jersey Insured Fund, Inc.


     Face
   Amount    Municipal Bonds                                              Value

New Jersey--143.9%

 $  1,000   Delaware River and Bay Authority Revenue Bonds,
            5% due 1/01/2033 (e)                                     $    1,030

            Delaware River Joint Toll Bridge Commission,
            Pennsylvania, Bridge Revenue Refunding Bonds:
    1,875       5% due 7/01/2023                                          1,936
    1,000       5% due 7/01/2028                                          1,021

    2,500   Delaware River Port Authority of New Jersey and
            Pennsylvania Revenue Bonds, RIB, Series 396, 9.003%
            due 1/01/2019 (d)(i)                                          2,961

      540   Essex County, New Jersey, Improvement Authority
            Revenue Bonds, Series A, 5% due 10/01/2028 (c)                  559

    6,925   Garden State Preservation Trust of New Jersey, Capital
            Appreciation Revenue Bonds, Series B, 5.12%**
            due 11/01/2023 (d)                                            2,954

            Garden State Preservation Trust of New Jersey, Open
            Space and Farmland Preservation Revenue Bonds,
            Series A (d):
    2,605       5.80% due 11/01/2022                                      2,956
    3,300       5.75% due 11/01/2028                                      3,890

    2,000   Gloucester County, New Jersey, Improvement Authority,
            Solid Waste Resource Recovery, Revenue Refunding
            Bonds (Waste Management Inc. Project), Series A,
            6.85% due 12/01/2029                                          2,203

    1,000   Hudson County, New Jersey, COP, Refunding, 6.25%
            due 12/01/2016 (e)                                            1,182

    8,250   Hudson County, New Jersey, Improvement Authority,
            Facility Lease Revenue Refunding Bonds (Hudson
            County Lease Project), 5.375% due 10/01/2024 (c)              8,707

            Jackson Township, New Jersey, School District, GO (c):
    2,880       5% due 4/15/2017                                          3,031
    5,200       5% due 4/15/2020                                          5,446

    3,750   Jersey City, New Jersey, Sewer Authority, Sewer
            Revenue Refunding Bonds, 6.25% due 1/01/2014 (a)              4,275

    3,000   Middlesex County, New Jersey, COP, Refunding, 5%
            due 8/01/2022 (e)                                             3,100

            Monmouth County, New Jersey, Improvement Authority,
            Governmental Loan Revenue Bonds (a):
      735       5.20% due 12/01/2014                                        787
    2,305       5.25% due 12/01/2015                                      2,468

            Monmouth County, New Jersey, Improvement Authority,
            Governmental Loan Revenue Refunding Bonds (a):
    1,695       5% due 12/01/2017                                         1,788
    1,520       5% due 12/01/2018                                         1,601
    1,540       5% due 12/01/2019                                         1,621

            New Jersey EDA, Cigarette Tax Revenue Bonds:
    1,060       5.625% due 6/15/2019                                      1,123
      785       5.75% due 6/15/2029                                         825
      225       5.50% due 6/15/2031                                         231
      465       5.75% due 6/15/2034                                         486

    1,685   New Jersey EDA, EDR, Refunding (The Seeing Eye, Inc.
            Project), 5% due 12/01/2024 (a)                               1,766



     Face
   Amount    Municipal Bonds                                              Value

New Jersey (continued)

 $  1,000   New Jersey EDA, First Mortgage Revenue Bonds
            (Fellowship Village), Series C, 5.50% due 1/01/2028      $      995

    1,700   New Jersey EDA, First Mortgage Revenue Refunding
            Bonds (Fellowship Village), Series A, 5.50%
            due 1/01/2018                                                 1,714

            New Jersey EDA, Motor Vehicle Surcharge Revenue
            Bonds, Series A (e):
    3,325       4.95%** due 7/01/2021                                     1,616
    3,900       5% due 7/01/2029                                          4,047
    8,500       5.25% due 7/01/2033                                       9,028
    1,765       5% due 7/01/2034                                          1,824

            New Jersey EDA, School Facilities Construction
            Revenue Bonds:
    3,390       Series F, 5% due 6/15/2013 (c)(h)                         3,644
    3,500       Series L, 5% due 3/01/2030 (d)                            3,637
    3,340       Series O, 5.25% due 3/01/2023                             3,537

    6,500   New Jersey EDA, School Facilities Construction,
            Revenue Refunding Bonds, Series K, 5.25%
            due 12/15/2017 (c)                                            7,103

    2,000   New Jersey EDA, State Lease Revenue Bonds
            (Liberty State Park Project), Series C, 5%
            due 3/01/2027 (d)                                             2,080

    5,070   New Jersey EDA, Water Facilities Revenue Bonds
            (New Jersey--American Water Company, Inc.
            Project), Series A, 6.875% due 11/01/2034 (c)                 5,135

            New Jersey Health Care Facilities Financing Authority
            Revenue Bonds:
    2,100       (RWJ Healthcare Corporation), Series B, 5%
                due 2/01/2035 (f)                                         2,132
    1,125       (Somerset Medical Center), 5.50% due 7/01/2033            1,134
    4,000       (South Jersey Hospital), 6% due 7/01/2026                 4,254

            New Jersey Health Care Facilities Financing Authority,
            Revenue Refunding Bonds:
      615       (Atlantic City Medical Center), 6.25%
                due 7/01/2017                                               685
    1,315       (Atlantic City Medical Center), 5.75%
                due 7/01/2025                                             1,394
    2,425       (Holy Name Hospital), 6% due 7/01/2025                    2,514
    2,250       (Meridian Health System Obligation Group),
                5.25% due 7/01/2019 (d)                                   2,387

            New Jersey Sports and Exposition Authority, Luxury Tax
            Revenue Refunding Bonds (Convention Center) (e):
    2,000       5% due 9/01/2017                                          2,095
    1,000       5.50% due 3/01/2022                                       1,132

    3,200   New Jersey State Educational Facilities Authority,
            Higher Education, Capital Improvement Revenue
            Bonds, Series A, 5.125% due 9/01/2022 (a)                     3,376

            New Jersey State Educational Facilities Authority
            Revenue Bonds (Rowan University), Series C (e):
    1,315       5.125% due 7/01/2028                                      1,378
    1,185       5% due 7/01/2034                                          1,224



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Schedule of Investments (continued)                              (In Thousands)

                        MuniYield New Jersey Insured Fund, Inc.


     Face
   Amount    Municipal Bonds                                              Value

New Jersey (continued)

            New Jersey State Educational Facilities Authority,
            Revenue Refunding Bonds:
 $  3,185       (Montclair State University), Series L, 5%
                due 7/01/2034 (e)                                    $    3,291

      555       (Rowan University), Series C, 5%
                due 7/01/2031 (c)                                           570
    1,440       (William Paterson University), Series E, 5.375%
                due 7/01/2017 (g)                                         1,557
    1,725       (William Paterson University), Series E, 5%
                due 7/01/2021 (g)                                         1,801

    3,500   New Jersey State, GO, Refunding, Series H, 5.25%
            due 7/01/2015 (d)                                             3,836

    5,350   New Jersey State Higher Education Assistance Authority,
            Student Loan Revenue Bonds, AMT, Series A, 5.30%
            due 6/01/2017 (a)                                             5,457

    4,425   New Jersey State Housing and Mortgage Finance
            Agency, Capital Fund Program Revenue Bonds,
            Series A, 4.70% due 11/01/2025 (d)                            4,435

    3,150   New Jersey State Housing and Mortgage Finance
            Agency, Home Buyer Revenue Bonds, AMT, Series CC,
            5.80% due 10/01/2020 (e)                                      3,283

    2,780   New Jersey State Housing and Mortgage Finance
            Agency, M/F Revenue Bonds, AMT, Series A, 4.90%
            due 11/01/2035 (c)                                            2,763

            New Jersey State Transportation Trust Fund Authority,
            Transportation System Revenue Bonds (d):
    1,500       Series A, 5% due 6/15/2008 (h)                            1,566
    3,545       Series D, 5% due 6/15/2019                                3,733

    3,600   New Jersey State Transportation Trust Fund Authority,
            Transportation System Revenue Refunding Bonds,
            Series B, 5.50% due 12/15/2021 (e)                            4,071

    3,005   New Jersey State Turnpike Authority, Turnpike Revenue
            Bonds, Series B, 5.15%** due 1/01/2035 (a)                    1,923

            New Jersey State Turnpike Authority, Turnpike Revenue
            Refunding Bonds:
    2,500       Series A, 5.75% due 1/01/2010 (e)(h)                      2,723
    1,835       Series C-1, 4.50% due 1/01/2031 (a)                       1,781

    1,000   Port Authority of New Jersey and New York,
            Consolidated Revenue Bonds, 93rd Series, 6.125%
            due 6/01/2094                                                 1,167

    4,075   Port Authority of New Jersey and New York,
            Revenue Bonds, Trust Receipts, AMT, Class R,
            Series 10, 8.65% due 1/15/2017 (d)(i)                         4,364

    3,180   Port Authority of New Jersey and New York, Revenue
            Refunding Bonds, DRIVERS, AMT, Series 153, 7.476%
            due 9/15/2012 (c)(i)                                          3,336

    4,100   Rahway Valley Sewerage Authority, New Jersey, Sewer
            Revenue Bonds (Capital Appreciation), Series A,
            4.74%** due 9/01/2026 (e)                                     1,470

    2,200   South Jersey Port Corporation of New Jersey, Revenue
            Refunding Bonds, 5% due 1/01/2023                             2,257



     Face
   Amount    Municipal Bonds                                              Value

New Jersey (concluded)

 $  1,715   Tobacco Settlement Financing Corporation of
            New Jersey, Asset-Backed Revenue Bonds, 7%
            due 6/01/2041                                            $    2,006

            Union County, New Jersey, Utilities Authority, Senior
            Lease Revenue Refunding Bonds (Ogden Martin
            System of Union, Inc.), AMT, Series A (a):
    1,590       5.375% due 6/01/2017                                      1,656
    1,670       5.375% due 6/01/2018                                      1,740

            University of Medicine and Dentistry, New Jersey,
            Revenue Bonds, Series A (a):
      570       5.50% due 12/01/2018                                        625
    1,145       5.50% due 12/01/2019                                      1,256
    1,130       5.50% due 12/01/2020                                      1,236
      865       5.50% due 12/01/2021                                        946

Puerto Rico--12.7%

            Puerto Rico Commonwealth Highway and
            Transportation Authority, Transportation Revenue
            Refunding Bonds:
    1,500       Series J, 5% due 7/01/2029 (e)                            1,560
    1,380       Series K, 5% due 7/01/2045                                1,378

            Puerto Rico Electric Power Authority, Power
            Revenue Bonds:
    1,830       Series HH, 5.25% due 7/01/2029 (d)                        1,951
    2,000       Series RR, 5% due 7/01/2028 (b)                           2,082

    1,500   Puerto Rico Electric Power Authority, Power Revenue
            Refunding Bonds, Series PP, 5% due 7/01/2025 (c)              1,570

    2,110   Puerto Rico Industrial, Tourist, Educational, Medical
            and Environmental Control Facilities Revenue Bonds
            (Ascension Health), RIB, Series 377, 9.28%
            due 11/15/2030 (i)                                            2,536

    5,250   Puerto Rico Public Buildings Authority Revenue Bonds,
            DRIVERS, Series 211, 7.508% due 7/01/2021 (e)(i)              5,763

            Total Municipal Bonds
            (Cost--$198,745)--156.6%                                    207,701



   Shares
     Held   Short-Term Securities

      515   CMA New Jersey Municipal Money Fund (j)                  $      515

            Total Short-Term Securities
            (Cost--$515)--0.4%                                              515

Total Investments
(Cost--$199,260*)--157.0%                                               208,216
Liabilities in Excess of Other Assets--(1.6%)                           (2,094)
Preferred Stock, at Redemption Value--(55.4%)                          (73,500)
                                                                     ----------
Net Assets Applicable to
Common Stock--100.0%                                                 $  132,622
                                                                     ==========



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Schedule of Investments (concluded)                              (In Thousands)

                        MuniYield New Jersey Insured Fund, Inc.


    Forward interest rate swaps outstanding as of October 31, 2005 were as follows:

                                                Notional      Unrealized
                                                 Amount      Appreciation

    Pay a fixed rate of 3.923% and receive
    a floating rate based on 1-week USD
    Bond Market Association Rate

    Broker, JPMorgan Chase Bank
    Expires November 2018                      $   1,520       $     11

    Pay a fixed rate of 4.09% and receive
    a floating rate based on 1-week USD
    Bond Market Association Rate

    Broker, JPMorgan Chase Bank
    Expires August 2026                        $   3,210             36
                                                               --------
    Total                                                      $     47
                                                               ========


  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       199,008
                                                    ===============
    Gross unrealized appreciation                   $         9,774
    Gross unrealized depreciation                             (566)
                                                    ---------------
    Net unrealized appreciation                     $         9,208
                                                    ===============


 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(a) AMBAC Insured.

(b) CIFG Insured.

(c) FGIC Insured.

(d) FSA Insured.

(e) MBIA Insured.

(f) Radian Insured.

(g) XL Capital Insured.

(h) Prerefunded.

(i) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                   Net         Dividend
    Affiliate                                    Activity       Income

    CMA New Jersey Municipal Money Fund          (2,013)         $28

    See Notes to Financial Statements.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Schedule of Investments                                          (In Thousands)

                            MuniYield Pennsylvania Insured Fund


     Face
   Amount    Municipal Bonds                                              Value

Pennsylvania--136.3%

            Abington, Pennsylvania, School District, GO,
            Series A (e):
 $  3,085       5% due 4/01/2029                                     $    3,200
    3,285       5% due 4/01/2032                                          3,396

    3,000   Allegheny County, Pennsylvania, Higher Education
            Building Authority, University Revenue Bonds (Carnegie
            Mellon University), 5.125% due 3/01/2032                      3,090

    2,000   Allegheny County, Pennsylvania, Hospital Development
            Authority, Health Center Revenue Bonds (University
            of Pittsburgh Medical Center Health System), Series B,
            6% due 7/01/2026 (f)                                          2,392

    5,000   Allegheny County, Pennsylvania, Sanitation Authority,
            Sewer Revenue Refunding Bonds, Series A, 5%
            due 12/01/2030 (f)                                            5,176

    1,000   Bristol Borough, Pennsylvania, School District, GO,
            5.25% due 3/01/2031 (e)                                       1,060

    1,000   Chester County, Pennsylvania, School Authority, School
            Lease Revenue Bonds (Intermediate Unit Project), 5%
            due 4/01/2026 (a)                                             1,037

    1,000   Dauphin County, Pennsylvania, GO, Series C, 5%
            due 3/01/2024 (f)                                             1,039

    5,500   Delaware County, Pennsylvania, IDA Revenue Bonds
            (Pennsylvania Suburban Water Company Project), AMT,
            Series A, 5.15% due 9/01/2032 (a)                             5,621

    4,770   Delaware County, Pennsylvania, IDA, Water Facilities
            Revenue Refunding Bonds (Aqua Pennsylvania Inc.
            Project), AMT, Series B, 5% due 11/01/2036 (c)                4,824

    1,500   Delaware Valley, Pennsylvania, Regional Finance
            Authority, Local Government Revenue Bonds, 5.75%
            due 7/01/2032                                                 1,686

    4,000   Gettysburg, Pennsylvania, Municipal Authority, College
            Revenue Refunding Bonds, 5% due 8/15/2023 (f)                 4,155

    4,000   Lancaster County, Pennsylvania, Hospital Authority
            Revenue Bonds (Lancaster General Hospital Project),
            5.50% due 3/15/2026                                           4,155

    3,000   Lehigh County, Pennsylvania, General Purpose
            Authority, Hospital Revenue Refunding Bonds (Saint
            Lukes Hospital of Bethlehem), 5.375% due 8/15/2033            3,067

    7,800   Lehigh County, Pennsylvania, IDA, PCR, Refunding
            (Pennsylvania Power and Light Utilities Corporation
            Project), Series A, 4.70% due 9/01/2029 (c)                   7,744

    3,500   Luzerne County, Pennsylvania, IDA, Water Facility
            Revenue Refunding Bonds, RIB, AMT, Series 1170,
            7.22% due 9/01/2034 (a)(h)                                    3,633

    2,675   North Allegheny, Pennsylvania, School District, GO,
            Series C, 5.25% due 5/01/2027 (e)                             2,846



     Face
   Amount    Municipal Bonds                                              Value

Pennsylvania (continued)

 $  5,000   Northampton Borough, Pennsylvania, Municipal
            Authority, Water Revenue Bonds, 5%
            due 5/15/2034 (f)                                        $    5,147

    6,000   Northumberland County, Pennsylvania, IDA,
            Water Facilities Revenue Refunding Bonds
            (Aqua Pennsylvania Inc. Project), AMT, 5.05%
            due 10/01/2039 (c)                                            6,079

    3,055   Pennsbury, Pennsylvania, School District, GO,
            Refunding, 5.50% due 1/15/2020 (c)                            3,328

    1,200   Pennsylvania Economic Development Financing
            Authority, Solid Waste Disposal Revenue Bonds
            (Waste Management Inc. Project), AMT, Series A,
            5.10% due 10/01/2027                                          1,202

      710   Pennsylvania HFA, S/F Mortgage Revenue Refunding
            Bonds, AMT, Series 60A, 5.85% due 10/01/2027 (d)(f)             728

    3,000   Pennsylvania State Higher Educational Facilities
            Authority Revenue Bonds (UPMC Health System),
            Series A, 6% due 1/15/2022                                    3,252

    3,900   Pennsylvania State Higher Educational Facilities
            Authority, Revenue Refunding Bonds (The Trustees
            of the University of Pennsylvania Project), Series C,
            5% due 7/15/2038                                              4,018

    7,000   Pennsylvania State, IDA, EDR, Refunding, 5.50%
            due 7/01/2020 (a)                                             7,677

            Pennsylvania State Public School Building Authority,
            Revenue Bonds (Lehigh Career and Technical
            Institute) (c):
    3,585       5.125% due 10/01/2028                                     3,728
    2,000       5.25% due 10/01/2032                                      2,103

            Pennsylvania State Public School Building Authority,
            School Lease Revenue Bonds (The School District of
            Philadelphia Project) (e):
   10,000       5.25% due 6/01/2025                                      10,659
   10,300       5% due 6/01/2033                                         10,554

    7,500   Pennsylvania State Public School Building Authority,
            School Revenue Bonds, DRIVERS, Series 371, 7.487%
            due 6/01/2011 (e)(h)                                          8,373

    7,500   Pennsylvania State Turnpike Commission, Oil Franchise
            Tax Revenue Bonds, DRIVERS, Series 366, 7.987%
            due 6/01/2011 (f)(h)                                          8,911

    1,700   Pennsylvania State Turnpike Commission, Oil Franchise
            Tax Revenue Refunding Bonds, Series A, 5%
            due 12/01/2023 (a)                                            1,768

    3,900   Pennsylvania State Turnpike Commission, Turnpike
            Revenue Bonds, DRIVERS, Series 460-Z, 7.987%
            due 6/01/2012 (a)(h)                                          4,603



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Schedule of Investments (continued)                              (In Thousands)

                            MuniYield Pennsylvania Insured Fund


     Face
   Amount    Municipal Bonds                                              Value

Pennsylvania (continued)

            Philadelphia, Pennsylvania, Airport Revenue Bonds,
            Series A, AMT (f):
 $  1,000       5% due 6/15/2025                                     $    1,021
    8,000       4.75% due 6/15/2035                                       7,650

            Philadelphia, Pennsylvania, Authority for Industrial
            Development, Airport Revenue Refunding Bonds
            (Philadelphia Airport System Project), AMT, Series A (c):
    4,000       5.50% due 7/01/2017                                       4,281
    3,655       5.50% due 7/01/2018                                       3,899

            Philadelphia, Pennsylvania, Authority for Industrial
            Development, Lease Revenue Bonds:
    9,125       (City of Philadelphia Project), Series A, 5.375%
                due 2/15/2027 (f)                                         9,499
    3,000       Series B, 5.50% due 10/01/2020 (e)                        3,264
    4,680       Series B, 5.50% due 10/01/2021 (e)                        5,091

   10,000   Philadelphia, Pennsylvania, Gas Works Revenue
            Bonds, 1998 General Ordinance, 4th Series, 5%
            due 8/01/2032 (e)                                            10,244

            Philadelphia, Pennsylvania, Hospitals and Higher
            Education Facilities Authority, Hospital Revenue
            Refunding Bonds:
    1,300       (Children's Hospital Project), VRDN, Series D,
                2.70% due 7/01/2031 (f)(k)                                1,300
    3,000       (Presbyterian Medical Center), 6.65%
                due 12/01/2019 (b)                                        3,607

    3,000   Philadelphia, Pennsylvania, Housing Authority Revenue
            Bonds (Capital Fund Program), Series A, 5.50%
            due 12/01/2018 (e)                                            3,244

    4,645   Philadelphia, Pennsylvania, Qualified Redevelopment
            Authority Revenue Bonds, AMT, Series B, 5%
            due 4/15/2027 (c)                                             4,715

    1,750   Philadelphia, Pennsylvania, Redevelopment Authority
            Revenue Bonds (Neighborhood Transformation),
            Series A, 5.50% due 4/15/2022 (c)                             1,895

            Philadelphia, Pennsylvania, School District, GO (c):
    5,000       RIB, Series 677, 8.29% due 8/01/2021 (h)                  6,106
    5,000       Series D, 5.125% due 6/01/2034                            5,179
    4,000       Series D, 5.25% due 6/01/2034                             4,217

    5,000   Philadelphia, Pennsylvania, Water and Wastewater
            Revenue Bonds, Series A, 5% due 7/01/2028 (e)                 5,178

    1,525   Pittsburgh, Pennsylvania, Public Parking Authority,
            Parking Revenue Bonds, 5.85% due 6/01/2010 (a)(i)             1,675

            Pittsburgh, Pennsylvania, Water and Sewer Authority,
            Water and Sewer System Revenue Bonds, First Lien:
    6,000       5% due 9/01/2033 (f)                                      6,192
    2,400       Series B, 5.255%** due 9/01/2030 (c)                        684



     Face
   Amount    Municipal Bonds                                              Value

Pennsylvania (concluded)

            Reading, Pennsylvania, School District, GO (c):
 $ 10,425       Series B, 5.263%** due 1/15/2028                     $    3,400
    3,145       Series B, 5.213%** due 1/15/2030                            924

    2,600   Sayre, Pennsylvania, Health Care Facilities Authority,
            Revenue Refunding Bonds (Guthrie Healthcare System),
            Series A, 5.875% due 12/01/2031                               2,762

            Southeastern Pennsylvania Transportation Authority,
            Special Revenue Bonds (c):
    4,500       5.375% due 3/01/2017                                      4,700
    2,525       5.375% due 3/01/2022                                      2,632


Guam--1.4%

    2,500   A.B. Won Guam International Airport Authority,
            General Revenue Refunding Bonds, AMT, Series C,
            5% due 10/01/2023 (f)                                         2,544


Puerto Rico--15.0%

   10,000   Puerto Rico Commonwealth, Public Improvement, GO,
            Series A, 5% due 7/01/2034                                   10,038

    7,500   Puerto Rico Electric Power Authority, Power Revenue
            Bonds, Series RR, 5% due 7/01/2027 (g)                        7,839

            Puerto Rico Public Buildings Authority, Government
            Facilities Revenue Refunding Bonds, Series I:
    2,500       5.50% due 7/01/2025                                       2,670
    5,000       5.375% due 7/01/2034                                      5,218

    1,000   Puerto Rico Public Finance Corporation,
            Commonwealth Appropriation Revenue Bonds,
            Series E, 5.50% due 8/01/2029                                 1,046

            Total Municipal Bonds
            (Cost--$263,289)--152.7%                                    272,965



   Shares
     Held   Short-Term Securities

    2,714   CMA Pennsylvania Municipal Money Fund (j)                $    2,714

            Total Short-Term Securities
            (Cost--$2,714)--1.5%                                          2,714

Total Investments
(Cost--$266,003*)--154.2%                                               275,679
Other Assets Less Liabilities--2.9%                                       5,134
Preferred Shares, at Redemption Value--(57.1%)                        (102,042)
                                                                     ----------
Net Assets Applicable to Common Shares--100.0%                       $  178,771
                                                                     ==========



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Schedule of Investments (concluded)                              (In Thousands)

                            MuniYield Pennsylvania Insured Fund



    Forward interest rate swaps outstanding as of October 31, 2005 were as follows:

                                                Notional      Unrealized
                                                 Amount      Appreciation

    Pay a fixed rate of 4.796% and
    receive a floating rate based on
    3-month LIBOR.

    Broker, JPMorgan Chase Bank
    Expires November 2015                      $  36,000        $   678

    Pay a fixed rate of 3.808% and
    receive a floating rate based on
    1-week USD Bond Market
    Association Rate.

    Broker, JPMorgan Chase Bank
    Expires January 2016                       $  14,000             92
                                                                -------

    Total                                                       $   770
                                                                =======


  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       265,922
                                                    ===============
    Gross unrealized appreciation                   $        10,859
    Gross unrealized depreciation                           (1,102)
                                                    ---------------
    Net unrealized appreciation                     $         9,757
                                                    ===============


 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(a) AMBAC Insured.

(b) Escrowed to maturity.

(c) FGIC Insured.

(d) FHA Insured.

(e) FSA Insured.

(f) MBIA Insured.

(g) XL Capital Insured.

(h) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(i) Prerefunded.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                    Net         Dividend
    Affiliate                                     Activity       Income

    CMA Pennsylvania Municipal Money Fund         (1,425)         $19


(k) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

    See Notes to Financial Statements.



ANNUAL REPORTS                                                 OCTOBER 31, 2005


Statements of Net Assets
                                                                                 MuniYield          MuniYield        MuniYield
                                                                                  Florida           New Jersey      Pennsylvania
                                                                                  Insured            Insured          Insured
As of October 31, 2005                                                              Fund            Fund, Inc.          Fund
Assets

       Investments in unaffiliated securities, at value*                    $   195,520,815    $   207,701,167    $   272,965,488
       Investments in affiliated securities, at value**                           2,600,000            515,186          2,713,938
       Cash                                                                          63,171             89,397             79,152
       Unrealized appreciation on forward interest rate swaps                       154,152             46,507            770,452
       Interest receivable                                                        2,250,467          3,418,136          4,116,836
       Receivable for securities sold                                               216,643            742,398          6,788,018
       Dividends receivable from affiliates                                             183                 30                152
       Prepaid expenses                                                               5,565              5,271              6,796
                                                                            ---------------    ---------------    ---------------
       Total assets                                                             200,810,996        212,518,092        287,440,832
                                                                            ---------------    ---------------    ---------------

Liabilities

       Payable for securities purchased                                           4,207,115          6,152,609          6,333,047
       Dividends payable to Common Stock/Shareholders                                35,579            118,784            123,790
       Payable to investment adviser                                                 77,872             81,749            111,834
       Payable to other affiliates                                                    2,589              2,548              3,720
       Accrued expenses and other liabilities                                        37,101             39,927             55,115
                                                                            ---------------    ---------------    ---------------
       Total liabilities                                                          4,360,256          6,395,617          6,627,506
                                                                            ---------------    ---------------    ---------------

Preferred Stock/Shares

       Preferred Stock/Shares, at redemption value, of AMPS+++ at
       $25,000 per share liquidation preference++***                             72,028,776         73,500,000        102,042,128
                                                                            ---------------    ---------------    ---------------

Net Assets Applicable to Common Stock/Shares

       Net assets applicable to Common Stock/Shares                         $   124,421,964    $   132,622,475    $   178,771,198
                                                                            ===============    ===============    ===============

Analysis of Net Assets Applicable to Common Stock/Shares

       Undistributed investment income--net                                 $     1,135,801    $     1,116,478    $     1,164,541
       Accumulated realized capital losses--net                                 (3,113,027)        (1,633,624)        (3,940,128)
       Unrealized appreciation--net                                               8,004,838          9,002,847         10,447,197
                                                                            ---------------    ---------------    ---------------
       Total accumulated earnings--net                                            6,027,612          8,485,701          7,671,610
                                                                            ---------------    ---------------    ---------------
       Common Stock/Shares, par value $.10 per share++++                            844,996            880,210          1,148,057
       Paid-in capital in excess of par                                         117,549,356        123,256,564        169,951,531
                                                                            ---------------    ---------------    ---------------
       Net Assets                                                           $   124,421,964    $   132,622,475    $   178,771,198
                                                                            ===============    ===============    ===============
       Net asset value per share of Common Stock/Shares                     $         14.72    $         15.07    $         15.57
                                                                            ===============    ===============    ===============
       Market Price                                                         $         14.18    $         14.65    $         14.91
                                                                            ===============    ===============    ===============
         * Identified cost on unaffiliated securities                       $   187,670,129    $   198,744,827    $   263,288,743
                                                                            ===============    ===============    ===============
        ** Identified cost on affiliated securities                         $     2,600,000    $       515,186    $     2,713,938
                                                                            ===============    ===============    ===============
       *** Preferred Stock/Shares issued and outstanding:
           Series A, par value of $.05 per share                                      2,400              2,240              1,600
                                                                            ===============    ===============    ===============
           Series B, par value of $.05 per share                                        480                 --              1,920
                                                                            ===============    ===============    ===============
           Series B, par value of $.10 per share                                         --                700                 --
                                                                            ===============    ===============    ===============
           Series C, par value of $.05 per share                                         --                 --                560
                                                                            ===============    ===============    ===============
        ++ Preferred Stock/Shares authorized                                      1,000,000              2,940          1,000,000
                                                                            ===============    ===============    ===============
      ++++ Common Stock/Shares issued and outstanding                             8,449,963          8,802,099         11,480,567
                                                                            ===============    ===============    ===============

       +++ Auction Market Preferred Stock/Shares.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Statements of Operations
                                                                                 MuniYield          MuniYield        MuniYield
                                                                                  Florida           New Jersey      Pennsylvania
                                                                                  Insured            Insured          Insured
For the Year Ended October 31, 2005                                                 Fund            Fund, Inc.          Fund
Investment Income

       Interest and amortization of premium and discount earned             $     9,787,345    $     9,971,474    $    14,121,955
       Dividends from affiliates                                                     31,163             28,196             18,608
                                                                            ---------------    ---------------    ---------------
       Total income                                                               9,818,508          9,999,670         14,140,563
                                                                            ---------------    ---------------    ---------------

Expenses

       Investment advisory fees                                                     993,988          1,046,187          1,424,890
       Commission fees                                                              180,365            189,952            256,091
       Accounting services                                                           88,463             91,978            111,843
       Transfer agent fees                                                           82,974             56,430             80,027
       Professional fees                                                             50,337             45,800             61,304
       Printing and shareholder reports                                              25,550             28,443             30,468
       Directors'/Trustees' fees and expenses                                        26,715             26,715             26,715
       Listing fees                                                                  19,117             19,215             19,117
       Pricing fees                                                                  15,898             19,869             12,608
       Custodian fees                                                                13,217             15,174             18,844
       Other                                                                         34,708             41,055             47,885
                                                                            ---------------    ---------------    ---------------
       Total expenses before reimbursement                                        1,531,332          1,580,818          2,089,792
       Reimbursement of expenses                                                    (3,088)            (9,184)            (5,929)
                                                                            ---------------    ---------------    ---------------
       Total expenses after reimbursement                                         1,528,244          1,571,634          2,083,863
                                                                            ---------------    ---------------    ---------------
       Investment income--net                                                     8,290,264          8,428,036         12,056,700
                                                                            ---------------    ---------------    ---------------

Realized and Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                       1,909,384          2,584,792          5,581,564
           Futures contracts and forward interest rate swaps--net                 (346,973)            144,333        (1,512,389)
                                                                            ---------------    ---------------    ---------------
       Total realized gain                                                        1,562,411          2,729,125          4,069,175
                                                                            ---------------    ---------------    ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                     (5,185,860)        (5,411,836)        (9,562,568)
           Futures contracts and forward interest rate swaps--net                   407,941            263,260          1,441,852
                                                                            ---------------    ---------------    ---------------
       Total change in unrealized appreciation/depreciation                     (4,777,919)        (5,148,576)        (8,120,716)
                                                                            ---------------    ---------------    ---------------
       Total realized and unrealized loss--net                                  (3,215,508)        (2,419,451)        (4,051,541)
                                                                            ---------------    ---------------    ---------------

Dividends to Preferred Stock/Shareholders

       Investment income--net                                                   (1,442,962)        (1,395,905)        (2,146,454)
                                                                            ---------------    ---------------    ---------------
       Net Increase in Net Assets Resulting from Operations                 $     3,631,794    $     4,612,680    $     5,858,705
                                                                            ===============    ===============    ===============

       See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Statements of Changes in Net Assets                                                                MuniYield Florida Insured Fund

                                                                                                   For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                                   2005                2004
Operations

       Investment income--net                                                                  $     8,290,264    $     8,303,172
       Realized gain (loss)--net                                                                     1,562,411        (1,633,469)
       Change in unrealized appreciation/depreciation--net                                         (4,777,919)          3,344,665
       Dividends to Preferred Shareholders                                                         (1,442,962)          (612,024)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          3,631,794          9,402,344
                                                                                               ---------------    ---------------

Dividends to Common Shareholders

       Investment income--net                                                                      (7,564,939)        (7,862,285)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Shareholders                  (7,564,939)        (7,862,285)
                                                                                               ---------------    ---------------

Share Transactions

       Value of shares issued to Common Shareholders in reinvestment of dividends                      144,662                 --
       Offering and underwriting costs resulting from the issuance of Preferred Shares               (244,177)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets derived from Share transactions                                     (99,515)                 --
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Shares

       Total increase (decrease) in net assets applicable to Common Shares                         (4,032,660)          1,540,059
       Beginning of year                                                                           128,454,624        126,914,565
                                                                                               ---------------    ---------------
       End of year*                                                                            $   124,421,964    $   128,454,624
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     1,135,801    $     1,853,438
                                                                                               ===============    ===============

             See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Statements of Changes in Net Assets                                                       MuniYield New Jersey Insured Fund, Inc.

                                                                                                   For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                                    2005               2004
Operations

       Investment income--net                                                                  $     8,428,036    $     9,010,629
       Realized gain (loss)--net                                                                     2,729,125          (196,472)
       Change in unrealized appreciation/depreciation--net                                         (5,148,576)          2,083,358
       Dividends to Preferred Stock shareholders                                                   (1,395,905)          (560,277)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          4,612,680         10,337,238
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                      (8,036,760)        (8,192,082)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders            (8,036,760)        (8,192,082)
                                                                                               ---------------    ---------------

Stock Transactions

       Value of shares issued to Common Stock shareholders in reinvestment of dividends                675,155            289,289
       Offering and underwriting costs resulting from the issuance of Preferred Stock                       --          (304,468)
       Adjustment of offering costs resulting from the issuance of Preferred Stock                       1,285                 --
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets derived from Stock transactions                           676,440           (15,179)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                          (2,747,640)          2,129,977
       Beginning of year                                                                           135,370,115        133,240,138
                                                                                               ---------------    ---------------
       End of year*                                                                            $   132,622,475    $   135,370,115
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     1,116,478    $     2,121,107
                                                                                               ===============    ===============

             See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Statements of Changes in Net Assets                                                           MuniYield Pennsylvania Insured Fund

                                                                                                   For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                                    2005               2004
Operations

       Investment income--net                                                                  $    12,056,700    $    12,376,868
       Realized gain--net                                                                            4,069,175          1,895,759
       Change in unrealized appreciation/depreciation--net                                         (8,120,716)          3,646,173
       Dividends to Preferred Shareholders                                                         (2,146,454)          (914,080)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          5,858,705         17,004,720
                                                                                               ---------------    ---------------

Dividends to Common Shareholders

       Investment income--net                                                                     (10,967,433)       (11,464,926)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Shareholders                 (10,967,433)       (11,464,926)
                                                                                               ---------------    ---------------

Share Transactions

       Value of shares issued to Common Shareholders in reinvestment of dividends                      269,585                 --
       Offering and underwriting costs resulting from the issuance of Preferred Shares               (266,553)                 --
                                                                                               ---------------    ---------------
       Net increase in net assets derived from Share transactions                                        3,032                 --
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Shares

       Total increase (decrease) in net assets applicable to Common Shares                         (5,105,696)          5,539,794
       Beginning of year                                                                           183,876,894        178,337,100
                                                                                               ---------------    ---------------
       End of year*                                                                            $   178,771,198    $   183,876,894
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     1,164,541    $     2,201,956
                                                                                               ===============    ===============

             See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Financial Highlights                                                                               MuniYield Florida Insured Fund

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                         $    15.22    $    15.04   $    15.04   $    14.94   $    13.89
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                         .98+++        .98+++      1.05+++         1.04         1.00
       Realized and unrealized gain (loss)--net                        (.38)           .20        (.06)          .06         1.06
       Less dividends and distributions to Preferred
       Shareholders:
           Investment income--net                                      (.17)         (.07)        (.07)        (.10)        (.23)
           Realized gain--net                                             --            --           --         --++           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .43          1.11          .92         1.00         1.83
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions to Common
       Shareholders:
           Investment income--net                                      (.90)         (.93)        (.92)        (.90)        (.78)
           Realized gain--net                                             --            --           --         --++           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions to Common Shareholders        (.90)         (.93)        (.92)        (.90)        (.78)
                                                                  ----------    ----------   ----------   ----------   ----------
       Offering and underwriting costs resulting from the
       issuance of Preferred Shares                                    (.03)            --           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $    14.72    $    15.22   $    15.04   $    15.04   $    14.94
                                                                  ==========    ==========   ==========   ==========   ==========
       Market price per share, end of year                        $    14.18    $    14.98   $    14.18   $    14.30   $    14.21
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                              2.72%         7.98%        6.45%        7.22%       13.96%
                                                                  ==========    ==========   ==========   ==========   ==========
       Based on market price per share                                  .54%        12.73%        5.56%        7.19%       24.17%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Shares

       Total expenses, net of reimbursement**                          1.20%         1.09%        1.08%        1.11%        1.15%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total expenses**                                                1.20%         1.10%        1.08%        1.11%        1.15%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total investment income--net**                                  6.50%         6.54%        6.86%        7.02%        6.90%
                                                                  ==========    ==========   ==========   ==========   ==========
       Amount of dividends to Preferred Shareholders                   1.13%          .48%         .47%         .67%        1.58%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net, to Common Shareholders                  5.37%         6.06%        6.39%        6.35%        5.32%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Shares

       Dividends to Preferred Shareholders                             2.02%         1.02%        1.00%        1.39%        3.21%
                                                                  ==========    ==========   ==========   ==========   ==========


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Financial Highlights (concluded)                                                                   MuniYield Florida Insured Fund

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Supplemental Data

       Net assets applicable to Common Shares, end of year
       (in thousands)                                             $  124,422    $  128,455   $  126,915   $  126,947   $  126,035
                                                                  ==========    ==========   ==========   ==========   ==========
       Preferred Shares outstanding, end of year (in thousands)   $   72,000    $   60,000   $   60,000   $   60,000   $   60,000
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             51.33%        31.22%       47.21%       40.55%       78.48%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

       Asset coverage per $1,000                                  $    2,728    $    3,141   $    3,115   $    3,116   $    3,101
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Shares Outstanding

       Series A--Investment income--net                           $      505    $      255   $      251   $      348   $      803
                                                                  ==========    ==========   ==========   ==========   ==========
       Series B++++--Investment income--net                       $      482            --           --           --           --
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        ** Does not reflect the effect of dividends to Preferred Shareholders.

        ++ Amount is less than $(.01) per share.

      ++++ Series B was issued on November 22, 2004.

       +++ Based on average shares outstanding.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Financial Highlights                                                                      MuniYield New Jersey Insured Fund, Inc.

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                         $    15.46    $    15.25   $    15.14   $    15.17   $    13.96
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                         .96+++       1.03+++      1.06+++         1.07         1.04
       Realized and unrealized gain (loss)--net                        (.27)           .21          .06        (.06)         1.21
       Less dividends and distributions to Preferred Stock
       shareholders:
           Investment income--net                                      (.16)         (.06)        (.06)        (.09)        (.20)
           Realized gain--net                                             --            --         --++         --++           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .53          1.18         1.06          .92         2.05
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions to Common Stock
       shareholders:
           Investment income--net                                      (.92)         (.94)        (.94)        (.94)        (.84)
           Realized gain--net                                             --            --        (.01)        (.01)           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions to Common Stock
       shareholders                                                    (.92)         (.94)        (.95)        (.95)        (.84)
                                                                  ----------    ----------   ----------   ----------   ----------
       Offering and underwriting costs resulting from the
       issuance of Preferred Stock                                        --         (.03)           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Adjustment of offering costs resulting from the
       issuance of Preferred Stock                                   --+++++            --           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $    15.07    $    15.46   $    15.25   $    15.14   $    15.17
                                                                  ==========    ==========   ==========   ==========   ==========
       Market price per share, end of year                        $    14.65    $    15.16   $    14.39   $    14.45   $    15.04
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                              3.49%         7.99%        7.24%        6.27%       15.04%
                                                                  ==========    ==========   ==========   ==========   ==========
       Based on market price per share                                 2.60%        12.23%        6.02%        2.30%       19.04%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

       Total expenses, net of reimbursement**                          1.16%         1.06%        1.03%        1.07%        1.11%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total expenses**                                                1.16%         1.07%        1.04%        1.07%        1.11%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total investment income--net**                                  6.21%         6.79%        6.89%        7.04%        7.01%
                                                                  ==========    ==========   ==========   ==========   ==========
       Amount of dividends to Preferred Stock shareholders             1.03%          .42%         .38%         .57%        1.33%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net, to Common Stock shareholders            5.18%         6.37%        6.51%        6.47%        5.68%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

       Dividends to Preferred Stock shareholders                       1.90%          .95%         .91%        1.32%        3.01%
                                                                  ==========    ==========   ==========   ==========   ==========


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Financial Highlights (concluded)                                                          MuniYield New Jersey Insured Fund, Inc.

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Supplemental Data

       Net assets applicable to Common Stock, end of year
       (in thousands)                                             $  132,622    $  135,370   $  133,240   $  132,146   $  131,012
                                                                  ==========    ==========   ==========   ==========   ==========
       Preferred Stock outstanding, end of year (in thousands)    $   73,500    $   73,500   $   56,000   $   56,000   $   56,000
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             37.31%        18.25%       24.70%       28.45%       57.25%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

       Asset coverage per $1,000                                  $    2,804    $    2,842   $    3,379   $    3,360   $    3,340
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

       Series A--Investment income--net                           $      492    $      232   $      228   $      330   $      753
                                                                  ==========    ==========   ==========   ==========   ==========
       Series B++++--Investment income--net                       $      420    $       57           --           --           --
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        ** Does not reflect the effect of dividends to Preferred Stock shareholders.

        ++ Amount is less than $(.01) per share.

      ++++ Series B was issued on August 25, 2004.

       +++ Based on average shares outstanding.

     +++++ Amount is less than $.01 per share.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Financial Highlights                                                                          MuniYield Pennsylvania Insured Fund

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                         $    16.04    $    15.56   $    15.34   $    15.19   $    14.16
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                        1.05+++       1.08+++      1.11+++         1.11         1.07
       Realized and unrealized gain (loss)--net                        (.35)           .48          .16          .13         1.03
       Less dividends to Preferred Shareholders:
           Investment income--net                                      (.19)         (.08)        (.07)        (.11)        (.24)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .51          1.48         1.20         1.13         1.86
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends to Common Shareholders:
           Investment income--net                                      (.96)        (1.00)        (.98)        (.98)        (.83)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends to Common Shareholders                          (.96)        (1.00)        (.98)        (.98)        (.83)
                                                                  ----------    ----------   ----------   ----------   ----------
       Offering and underwriting costs resulting from the
       issuance of Preferred Shares                                    (.02)            --           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $    15.57    $    16.04   $    15.56   $    15.34   $    15.19
                                                                  ==========    ==========   ==========   ==========   ==========
       Market price per share, end of year                        $    14.91    $    15.61   $    14.81   $    14.37   $    14.96
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                              3.16%        10.15%        8.33%        7.84%       14.02%
                                                                  ==========    ==========   ==========   ==========   ==========
       Based on market price per share                                 1.51%        12.63%       10.07%        2.57%       35.32%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Shares

       Total expenses, net of reimbursement**                          1.13%         1.05%        1.07%        1.12%        1.16%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total expenses**                                                1.14%         1.07%        1.08%        1.12%        1.16%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total investment income--net**                                  6.56%         6.89%        7.08%        7.30%        7.28%
                                                                  ==========    ==========   ==========   ==========   ==========
       Amount of dividends to Preferred Shareholders                   1.17%          .51%         .47%         .70%        1.62%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net, to Common Shareholders                  5.39%         6.38%        6.61%        6.60%        5.66%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Shares

       Dividends to Preferred Shareholders                             2.12%         1.04%         .95%        1.37%        3.11%
                                                                  ==========    ==========   ==========   ==========   ==========


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Financial Highlights (concluded)                                                              MuniYield Pennsylvania Insured Fund

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Supplemental Data

       Net assets applicable to Common Shares, end of year
       (in thousands)                                             $  178,771    $  183,877   $  178,337   $  175,720   $  173,665
                                                                  ==========    ==========   ==========   ==========   ==========
       Preferred Shares outstanding, end of year (in thousands)   $  102,000    $   88,000   $   88,000   $   88,000   $   88,000
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             46.42%        50.00%       55.57%       51.37%       69.58%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

       Asset coverage per $1,000                                  $    2,753    $    3,090   $    3,027   $    2,997   $    2,973
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Shares Outstanding

       Series A--Investment income--net                           $      531    $      254   $      242   $      338   $      781
                                                                  ==========    ==========   ==========   ==========   ==========
       Series B--Investment income--net                           $      530    $      261   $      235   $      346   $      774
                                                                  ==========    ==========   ==========   ==========   ==========
       Series C++--Investment income--net                         $      501            --           --           --           --
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        ** Does not reflect the effect of dividends to Preferred Shareholders.

        ++ Series C was issued on November 22, 2004.

       +++ Based on average shares outstanding.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
MuniYield Florida Insured Fund, MuniYield New Jersey Insured Fund, Inc., and MuniYield Pennsylvania Insured Fund (the "Funds" or individually as the "Fund") are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine and make available for publication the net asset value of their Common Stock/Shares on a daily basis. The Fund's Common Stock/ Shares are listed on the New York Stock Exchange under the symbol MFT for MuniYield Florida Insured Fund, MJI for MuniYield New Jersey Insured Fund, Inc., and MPA for MuniYield Pennsylvania Insured Fund. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC markets or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Directors/Trustees. Such valuations and procedures are reviewed periodically by the Board of Directors/Trustees of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Funds' pricing service.Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors/Trustees of the Funds.

(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Notes to Financial Statements (continued)


(c) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering expenses--Direct expenses relating to the public offering of certain Fund's Preferred Stock/Shares were charged to capital. Any adjustments to estimates of offering costs were recorded back to capital.

(g) Reclassification for MuniYield Pennsylvania Insured Fund--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $19,772 has been reclassified between accumulated net realized capital losses and undistributed net investment income as a result of permanent differences attributable to amortization methods on fixed income securities. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
Each Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, each Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock/Shares. For the year ended October 31, 2005, the Investment Adviser agreed to reimburse its management fee by the amount of management fees each Fund pays to FAM indirectly through its investment described below:


                            Investment                    Reimbursement

MuniYield Florida           Merrill Lynch Institutional
   Insured Fund             Tax-Exempt Fund                      $3,088
MuniYield New Jersey        CMA New Jersey
   Insured Fund, Inc.       Municipal Money Fund                 $9,184
MuniYield Pennsylvania      CMA Pennsylvania
   Insured Fund             Municipal Money Fund                 $5,929


For the year ended October 31, 2005, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $120,000 relating to MuniYield Florida Insured Fund and $140,000 relating to MuniYield Pennsylvania Insured Fund, in connection with the issuance of each Fund's Preferred Shares.

For the year ended October 31, 2005, the Funds reimbursed FAM for certain accounting services. Each Fund's reimbursement was as follows:


                                                          Reimbursement

MuniYield Florida Insured Fund                                   $5,278
MuniYield New Jersey Insured Fund, Inc.                          $6,146
MuniYield Pennsylvania Insured Fund                              $7,387


Certain officers and/or directors/trustees of the Funds are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2005 were as follows:


                            MuniYield        MuniYield        MuniYield
                              Florida       New Jersey     Pennsylvania
                              Insured          Insured          Insured
                                 Fund       Fund, Inc.             Fund

Total Purchases          $115,247,011      $83,478,648     $139,939,097
Total Sales              $ 98,926,211      $77,335,811     $128,798,967



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Notes to Financial Statements (continued)


4. Stock/Share Transactions:
MuniYield Florida Insured Fund and MuniYield Pennsylvania Insured Fund are authorized to issue an unlimited number of common shares of beneficial interest, par value $.10 per share together with 1,000,000 Preferred Shares of beneficial interest, par value of $.05 per share. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

MuniYield New Jersey Insured Fund, Inc. is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify any unissued shares of stock without approval of holders of Common Stock.

Common Stock/Shares

MuniYield Florida Insured Fund

Shares issued and outstanding during the year ended October 31, 2005 increased by 9,507 as a result of dividend reinvestment and remained constant during the year ended October 31, 2004.


MuniYield New Jersey Insured Fund, Inc.

Shares issued and outstanding during the years ended October 31, 2005 and October 31, 2004 increased by 43,611 and 18,785, respectively, as a result of dividend reinvestment.


MuniYield Pennsylvania Insured Fund

Shares issued and outstanding during the year ended October 31, 2005 increased by 16,822 as a result of dividend reinvestment and remained constant during the year ended October 31, 2004.

Preferred Stock/Shares

Auction Market Preferred Stock/Shares are redeemable Preferred Stock/Shares of the Funds, with a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods.

MuniYield Florida Insured Fund and MuniYield Pennsylvania Insured Fund have a par value of $.05 per share. MuniYield New Jersey Insured Fund, Inc. has a par value of $.05 per share for Series A Shares and $.10 per share for Series B Shares. The yields in effect at October 31, 2005 were as follows:


                            MuniYield        MuniYield        MuniYield
                              Florida       New Jersey     Pennsylvania
                              Insured          Insured          Insured
                                 Fund       Fund, Inc.             Fund

Series A                        2.50%            2.65%            2.55%
Series B                        2.55%            2.45%            2.45%
Series C                           --               --            2.55%


MuniYield Florida Insured Fund

Shares issued and outstanding during the year ended October 31, 2005 increased by 480 shares from the issuance of an additional series of Preferred Shares. Shares issued and outstanding during the year ended October 31, 2004 remained constant.


MuniYield New Jersey Insured Fund, Inc.

Shares issued and outstanding during the year ended October 31, 2005 remained constant. Shares issued and outstanding during the year ended October 31, 2004 increased by 700 shares from the issuance of an additional series of Preferred Stock.


MuniYield Pennsylvania Insured Fund

Shares issued and outstanding during the year ended October 31, 2005 increased by 560 shares from the issuance of an additional series of Preferred Shares. Shares issued and outstanding during the year ended October 31, 2004 remained constant.

The Funds pay commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2005 MLPF&S, earned commissions as follows:


                                                            Commissions

MuniYield Florida Insured Fund                                $  93,910
MuniYield New Jersey Insured Fund, Inc.                       $ 119,076
MuniYield Pennsylvania Insured Fund                           $ 160,938



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Notes to Financial Statements (concluded)


5. Distribution to Shareholders:
Each Fund paid a tax-exempt income dividend to holders of Common Stock/Shares on November 29, 2005 to stock/shareholders of record on November 15, 2005. The amount of the tax-exempt income dividend was as follows:

                                                              Per Share
                                                                 Amount

MuniYield Florida Insured Fund                                 $.070000
MuniYield New Jersey Insured Fund, Inc.                        $.068000
MuniYield Pennsylvania Insured Fund                            $.075000


MuniYield Florida Insured Fund

The tax character of distributions paid during the fiscal years ended October 31, 2004 and October 31, 2005 was as follows:


                                          10/31/2005         10/31/2004
Distributions paid from:
   Tax-exempt income                 $     9,007,901    $     8,474,309
                                     ---------------    ---------------
Total distributions                  $     9,007,901    $     8,474,309
                                     ===============    ===============


As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net                    $     1,054,957
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                             1,054,957
Capital loss carryforward                                  (2,775,558)*
Unrealized gains--net                                       7,748,213**
                                                        ---------------
Total accumulated earnings--net                         $     6,027,612
                                                        ===============

 * On October 31, 2005, the Fund had a net capital loss carryforward of $2,775,558, of which $693,833 expires in 2008 and $2,081,725 expires in 2012. These amounts will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


MuniYield New Jersey Insured Fund, Inc.

The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 was as follows:


                                          10/31/2005         10/31/2004
Distributions paid from:
   Tax-exempt income                 $     9,432,665    $     8,752,359
                                     ---------------    ---------------
Total distributions                  $     9,432,665    $     8,752,359
                                     ===============    ===============


As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net                    $       864,934
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                               864,934
Capital loss carryforward                                    (667,579)*
Unrealized gains--net                                       8,288,346**
                                                        ---------------
Total accumulated earnings--net                         $     8,485,701
                                                        ===============

 * On October 31, 2005, the Fund had a net capital loss carryforward of $667,579, all of which expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


MuniYield Pennsylvania Insured Fund

The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 was as follows:


                                          10/31/2005         10/31/2004
Distributions paid from:
   Tax-exempt income                 $    13,113,887    $    12,291,777
   Ordinary income                                --             87,229
                                     ---------------    ---------------
Total distributions                  $    13,113,887    $    12,379,006
                                     ===============    ===============


As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net                    $     1,084,172
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                             1,084,172
Capital loss carryforward                                  (3,277,078)*
Unrealized gains--net                                       9,864,516**
                                                        ---------------
Total accumulated earnings--net                         $     7,671,610
                                                        ===============

 * On October 31, 2005, the Fund had a net capital loss carryforward of $3,277,078, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors/Trustees of MuniYield Florida Insured Fund,
MuniYield New Jersey Insured Fund, Inc. and
MuniYield Pennsylvania Insured Fund:

We have audited the accompanying statements of net assets, including the schedules of investments, of MuniYield Florida Insured Fund, MuniYield New Jersey Insured Fund, Inc. and MuniYield Pennsylvania Insured Fund (the "Funds"), as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of MuniYield Florida Insured Fund, MuniYield New Jersey Insured Fund, Inc. and MuniYield Pennsylvania Insured Fund as of October 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



Deloitte & Touche LLP
Princeton,New Jersey
December 19, 2005



Fund Certification (unaudited)


In May 2005, MuniYield Florida Insured Fund, MuniYield New Jersey Insured Fund, Inc. and MuniYield Pennsylvania Insured Fund filed their Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Funds' Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Funds' Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Important Tax Information (unaudited)


All of the net investment income distributions paid by MuniYield Florida Insured Fund, MuniYield New Jersey Insured Fund, Inc. and MuniYield Pennsylvania Insured Fund during the taxable year ended October 31, 2005 qualify as tax-exempt interest dividends for federal income tax purposes.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Directors (1)

All but one member of each Fund's Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of each Fund and as a director of certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Boards is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of each Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreements--Matters Considered by the Board

Every year, each Board considers approval of each Fund's investment advisory agreement (the "Investment Advisory Agreement"). Each Board assesses the nature, scope and quality of the services provided to each Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. Each Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, each Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by each Fund; (b) Fund operating expenses paid to third parties;
(c) the resources devoted to and compliance reports relating to each Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Each Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be generally of high quality. Each Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. Each Board works closely with the Investment Adviser in over-seeing the Investment Adviser's efforts to achieve good performance. As part of this effort, each Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approvals by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, each Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement. These materials are prepared with respect to each Fund separately, and include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as offshore funds under similar investment mandates and generally to institutional clients. Each Board also considers other matters it deems important to the approval process such as services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.


  (1) References to directors shall include trustees.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Disclosure of Investment Advisory Agreement (continued)


Certain Specific Renewal Data

In connection with the most recent renewal of each Fund's Investment Advisory Agreement in May 2005, the independent directors' and Board's review included the following:

Investment Adviser's Services and Fund Performance--Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of each Fund. The Boards focused primarily on the Investment Adviser's investment advisory services and each Fund's investment performance, having concluded that the other services provided to each Fund by the Investment Adviser were satisfactory. Each Board compared Fund performance - both including and excluding the effects of each Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data quarterly, consistent with the Investment Adviser's investment goals, each Board attaches primary importance to performance over relatively long periods of time, typically three to five years. The Board noted that for the period ended March 31, 2005, MuniYield Florida Insured Fund's performance was in the second quintile for the one-year period, and it ranked fourth out of five for the three-year period, and third out of four for the five-year period. The Board noted that the universe of comparable funds was very small. The Board noted that for the five-year period ended August 31, 2003, MuniYield New Jersey Insured Fund, Inc.'s performance was in the third quintile for the one-year period, the fifth quintile for the three-year period, and the third quintile for the five-year period. The Board noted that MuniYield Pennsylvania Insured Fund's performance was in the first quintile for each of the one-, three- and five-year periods ended August 31, 2003. Considering these factors, each Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--Each Board reviews at least annually the Fund's investment objectives and strategies. Each Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's municipal investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. Each Board also considered the experience of the Fund's portfolio manager. The Board of MuniYield Florida Insured Fund noted that Mr. Sneeden has more than ten years of experience in portfolio management. The Board of MuniYield New Jersey Insured Fund, Inc. noted that Mr. Jaeckel has more than fifteen years of experience in portfolio management. The Board of MuniYield Pennsylvania Insured Fund noted that Mr. Bock has more than fifteen years of experience in portfolio management. The Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Funds. Each Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses--Each Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. Each Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients such as offshore funds, with similar investment mandates and noted that the fees charged by the Investment Adviser in those cases typically exceeded those being charged to the Fund. Each Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Fund, but believed that less extensive services were being provided to such clients. In the case of MuniYield Florida Insured Fund, the contractual management fee rate and total expenses are below the median of fees and expenses charged by comparable funds as determined by Lipper, while the actual management fee rate is slightly higher than the median fee charged by comparable funds. In the case of MuniYield New Jersey Insured Fund, Inc., the contractual management fee rate is lower than the median fee charged by comparable funds as determined by Lipper, while the actual management fee rate and total expenses are higher than the median fees and expenses charged by comparable funds. In the case of MuniYield Pennsylvania Insured Fund, the contractual management fee rate is below the median of fees charged by comparable funds as determined by Lipper, while the total expenses are equal to, and the actual management fee rate is slightly higher than, the median fees and expenses charged by comparable funds. Each Board has concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Disclosure of Investment Advisory Agreement (concluded)


Profitability--Each Board considers the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits in relation to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, each Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. Each Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided. The Boards also considered the federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions.

Economies of Scale--Each Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. Each Board considered economies of scale to the extent applicable to each Fund's closed-end structure and determined that each Fund currently appropriately benefits from any economies of scale and no changes were currently necessary.


Conclusion

After the independent directors deliberated in executive session, each entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


Officers and Directors or Trustees
                                                                                                 Number of
                                                                                                 Portfolios in  Other Public
                                                                                                 Fund Complex   Directorships
                        Position(s)  Length of                                                   Overseen by    Held by
                        Held with    Time                                                        Director or    Director or
Name, Address & Age     Funds        Served      Principal Occupation(s) During Past 5 Years     Trustee        Trustee
Interested Director or Trustee


Robert C. Doll, Jr.*    President    2005 to     President of the MLIM/FAM-advised funds since   131 Funds      None
P.O. Box 9011           and          present     2005; President of MLIM and FAM since 2001;     177 Portfolios
Princeton,              Director                 Co-Head (Americas Region) thereof from 2000
NJ 08543-9011           or Trustee               to 2001 and Senior Vice President from 1999
Age: 51                                          to 2001; President and Director of Princeton
                                                 Services, Inc. ("Princeton Services") since 2001;
                                                 President of Princeton Administrators, L.P.
                                                 ("Princeton Administrators") since 2001; Chief
                                                 Investment Officer of OppenheimerFunds, Inc.
                                                 in 1999 and Executive Vice President thereof
                                                 from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the
   Fund based on his current positions with MLIM, FAM, Princeton Services and
   Princeton Administrators. Directors or Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
   President, Mr. Doll serves at the pleasure of the Board of Directors or Trustees.


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Officers and Directors or Trustees (continued)
                                                                                                 Number of
                                                                                                 Portfolios in  Other Public
                                                                                                 Fund Complex   Directorships
                        Position(s)  Length of                                                   Overseen by    Held by
                        Held with    Time                                                        Director or    Director or
Name, Address & Age     Funds        Served      Principal Occupation(s) During Past 5 Years     Trustee        Trustee
Independent Directors or Trustees*


Donald W. Burton        Director     2002 to     General Partner of The Burton Partnership,      23 Funds       Knology, Inc.
P.O. Box 9095           or Trustee   present     Limited Partnership (an investment partnership) 42 Portfolios  (telecommuni-
Princeton,                                       since 1979; Managing General Partner of The                    cations); and
NJ 08543-9095                                    South Atlantic Venture Funds since 1983;                       Symbion, Inc.
Age: 61                                          Member of the Investment Advisory Council                      (healthcare)
                                                 of the Florida State Board of Administration
                                                 since 2001.


LaurieSimon Hodrick     Director     1999 to     Professor of Finance and Economics, Graduate    23 Funds       None
P.O. Box 9095           or Trustee   present     School of Business, Columbia University         42 Portfolios
Princeton,                                       since 1998.
NJ 08543-9095
Age: 43


John Francis O'Brien    Director     2005 to     President and Chief Executive Officer of        23 Funds       ABIOMED
P.O. Box 9095           or Trustee   present     Allmerica Financial Corporation (financial      42 Portfolios  (medical device
Princeton,                                       services holding company) from 1995 to 2002                    manufacturer),
NJ 08543-9095                                    and Director from 1995 to 2003; President of                   Cabot
Age: 62                                          Allmerica Investment Management Co., Inc.                      Corporation
                                                 (investment adviser) from 1989 to 2002, Director               (chemicals),
                                                 from 1989 to 2002 and Chairman of the Board from               LKQ Corporation
                                                 1989 to 1990; President, Chief Executive Officer               (auto parts
                                                 and Director of First Allmerica Financial Life                 manufacturing),
                                                 Insurance Company from 1989 to 2002 and Director               and TJX Companies,
                                                 of various other Allmerica Financial companies                 Inc. (retailer)
                                                 until 2002; Director since 1989 and Member of
                                                 the Governance Nominating Committee since 2004;
                                                 Member of the Compensation Committee of ABIOMED
                                                 since 1989 and Member of the Audit Committee of
                                                 ABIOMED from 1990 to 2004; Director and
                                                 member of the Governance and Nomination
                                                 Committee of Cabot Corporation and Member
                                                 of the Audit Committee since 1990; Director
                                                 and Member of the Audit Committee and
                                                 Compensation Committee of LKQ Corporation
                                                 since 2003; Lead Director of TJX Companies,
                                                 Inc. since 1999; Trustee of the Woods Hole
                                                 Oceanographic Institute since 2003.


David H. Walsh          Director     2003 to     Consultant with Putnam Investments from 1993    23 Funds       None
P.O. Box 9095           or Trustee   present     to 2003, and employed in various capacities     42 Portfolios
Princeton,                                       therewith from 1973 to 1992; Director, The
NJ 08543-9095                                    National Audubon Society since 1998; Director,
Age: 64                                          The American Museum of Fly Fishing since 1997.


Fred G. Weiss**         Director     1998 to     Managing Director of FGW Associates since       23 Funds       Watson
P.O. Box 9095           or Trustee   present     1997; Vice President, Planning, Investment and  42 Portfolios  Pharmaceuticals,
Princeton,                                       Development of Warner Lambert Co. from 1979                    Inc.
NJ 08543-9095                                    to 1997; Director of the Michael J. Fox                        (pharmaceutical
Age: 64                                          Foundation for Parkinson's Research since                      company)
                                                 2000; Director of BTG International PLC (a
                                                 global technology commercialization company)
                                                 since 2001.


 * Directors or Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board and the Audit Committee.


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Officers and Directors or Trustees (concluded)
                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Funds        Served      Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke          Vice        1993 to     First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011            President   present     Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,               and         and         since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
NJ 08543-9011            Treasurer   1999 to     President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
Age: 45                              present     1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


Kenneth A. Jacob         Senior      2002 to     Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000;
P.O. Box 9011            Vice        present     Director of MLIM from 1997 to 2000.
Princeton,               President
NJ 08543-9011
Age: 54


John M. Loffredo         Senior      2002 to     Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000;
P.O. Box 9011            Vice        present     Director of MLIM from 1997 to 2000.
Princeton,               President
NJ 08543-9011
Age: 41


William R. Bock          Vice        1997 (MPA)  Director (Municipal Tax-Exempt Fund Management) of MLIM since 2005;
P.O. Box 9011            President   present     Vice President of MLIM from 1989 to 2005.
Princeton,
NJ 08543-9011
Age: 69


Theodore R. Jaeckel, Jr. Vice        1997 (MJI)  Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 2005;
P.O. Box 9011            President   to present  Director of MLIM from 1997 to 2005; Vice President of MLIM from 1991 to 1997.
Princeton,
NJ 08543-9011
Age: 46


Robert D. Sneeden        Vice        2002 (MFT)  Vice President (Municipal Tax-Exempt Fund Management) of MLIM since 1998;
P.O. Box 9011            President   to present  Assistant Vice President of MLIM from 1994 to 1998.
Princeton,
NJ 08543-9011
Age: 52


Jeffrey Hiller           Chief       2004 to     Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011            Compliance  present     and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,               Officer                 Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                    Morgan Stanley Investment Management from 2002 to 2004; Managing Director
Age: 54                                          and Global Director of Compliance at Citigroup Asset Management from 2000 to
                                                 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                 Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                 Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino      Secretary   2004 to     Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present     2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                       and Princeton Services since 2004.
NJ 08543-9011
Age: 45


 * Officers of the Funds serve at the pleasure of the Board of Directors or Trustees.

MuniYield Florida Insured Fund and
MuniYield New Jersey Insured Fund, Inc.

Custodian

The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Shares or Stock:
The Bank of New York
101 Barclay Street - 11 East
New York, NY 10286


Preferred Shares or Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


MuniYield Pennsylvania Insured Fund

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents

Common Shares:
Equiserve Trust Company N.A.
(c/o Computershare
Investor Services)
P.O. Box 43010
Providence, RI 02940-3010
1-800-426-5523


Preferred Shares:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Investment Objectives


NYSE Symbol  MuniYield Florida Insured Fund seeks to provide shareholders with
MFT as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property taxes.

NYSE Symbol  MuniYield New Jersey Insured Fund, Inc. seeks to provide
MJI shareholders with as high a level of current income exempt from federal income tax and New Jersey personal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes.

NYSE Symbol  MuniYield Pennsylvania Insured Fund seeks to provide shareholders
MPA with as high a level of current income exempt from federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Pennsylvania income taxes.


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Availability of Quarterly Schedule of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum (retired as of December 31,
            2004), (3) Laurie Simon Hodrick, (4) John F. O'Brien (as of November 22, 2004), (5) David H. Walsh and (6) Fred G. Weiss.

            The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

            Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

            M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions.
            From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 -    Principal Accountant Fees and Services

            (a) Audit Fees -     Fiscal Year Ending October 31, 2005 - $26,000
                                 Fiscal Year Ending October 31, 2004 - $24,000

            (b) Audit-Related Fees -
                                 Fiscal Year Ending October 31, 2005 - $19,400 Fiscal Year Ending October 31, 2004 - $3,000

            The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees, and services rendered in connection with the registration and issuance of a new series of AMPS.

            (c) Tax Fees -       Fiscal Year Ending October 31, 2005 - $5,700
                                 Fiscal Year Ending October 31, 2004 - $5,610

            The nature of the services include tax compliance, tax advice and tax planning.

            (d) All Other Fees - Fiscal Year Ending October 31, 2005 - $0
                                 Fiscal Year Ending October 31, 2004 - $0

            (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

            (e)(2)  0%

            (f) Not Applicable

            (g) Fiscal Year Ending October 31, 2005 - $6,277,749
                Fiscal Year Ending October 31, 2004 - $13,270,096

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

            Donald W. Burton
            M. Colyer Crum (retired as of December 31, 2004)
            Laurie Simon Hodrick
            John F. O'Brien (as of November 22, 2004)
            David H. Walsh
            Fred G. Weiss

Item 6 -    Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

            Proxy Voting Policies and Procedures

            Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

            In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

            The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

            To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

            The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

            In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

            In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

            The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

*   Proposals related to the selection of an issuer's independent auditors.
    As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of October 31, 2005.

           (a)(1) Mr. Robert D. Sneeden is primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Mr. Sneeden has been a portfolio manager and and Director of MLIM since 2005. He was a Vice President of MLIM from 1998 to 2005 and has seven years of experience investing in Municipal Bonds as a portfolio manager on behalf of registered investment companies. He has been the portfolio manager and a Vice President of the Fund since 2002.

           (a)(2)  As of October 31, 2005:

                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                              Other                                      Other
           (i) Name of      Registered    Other Pooled                 Registered    Other Pooled
           Portfolio        Investment     Investment     Other        Investment     Investment      Other
           Manager          Companies       Vehicles     Accounts      Companies       Vehicles      Accounts
           Robert D.
           Sneeden                    3            0           0               0               0            0
                       $  1,362,325,030      $     0     $     0         $     0         $     0      $     0

           (iv)    Potential Material Conflicts of Interest

           Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

           Certain investments may be appropriate for the Fund and also for other clients advised by the Investment. Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

           To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

           In some cases, a real, potential or apparent conflict may also arise where (i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

           (a)(3)  As of October 31, 2005:

           Portfolio Manager Compensation

           The Portfolio Manager Compensation Program of MLIM and its affiliates, including the Investment Adviser, is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

           Compensation Program

           The elements of total compensation for MLIM and its affiliates portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate - both up and down - with the relative investment performance of the portfolios that they manage.

           Base Salary

           Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

           Performance-Based Compensation

           MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, MLIM and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. MLIM's formulaic portfolio manager compensation program includes: investment performance relative to a subset of general closed-end, Florida insured municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. MLIM and its affiliates also consider the extent to which individuals exemplify and foster ML & Co.'s principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

           Cash Bonus

           Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

           Stock Bonus

           A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of ML & Co. stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future ML & Co. stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the ML & Co. shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect ML & Co.'s reputation for integrity.

           Other Compensation Programs

           Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

           Other Benefits

           Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of ML & Co. and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

           (a)(4)  Beneficial Ownership of Securities.    As of October 31,
                   2005, Mr. Sneeden does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not
           Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Florida Insured Fund


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniYield Florida Insured Fund


Date: December 16, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniYield Florida Insured Fund


Date: December 16, 2005

By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Florida Insured Fund


Date: December 16, 2005